UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

NextDecade Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

April 29, 2020

Dear Fellow Stockholder:

The accompanying proxy is solicited by the board of directors of NextDecade Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on June 15, 2020 at 9:00 a.m. Central Time. Due to concerns about the coronavirus, this year the Annual Meeting will be held via the Internet and will be a completely virtual meeting. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/NEXT, where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/NEXT prior to the deadline of June 11, 2020 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy form and subsequent instructions that will be delivered to you via email. For those of you who cannot attend the Annual Meeting, we urge that you participate by indicating your choices on the proxy form provided to you and completing and returning it at your earliest convenience. If you sign and return your proxy form without specifying your choices, your shares will be voted in accordance with our board of directors’ recommendations.

This booklet includes the Notice of Annual Meeting of Stockholders and the Proxy Statement, which contains details of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and the Proxy Statement and to ask questions about the Company and its operations.

Our 2019 Annual Report to Stockholders, which is not part of the Proxy Statement, provides additional information regarding our financial results for the fiscal year ended December 31, 2019. A copy of our 2019 Annual Report to Stockholders is available at www.next-decade.com or may be requested from the Company’s Secretary as described elsewhere in the Proxy Statement.

Shares of common stock, par value $0.0001 per share (the “Common Stock”), shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), represented by each valid proxy received by the Company on the form solicited by the board of directors will be voted in accordance with instructions specified on the proxy. A stockholder giving a duly executed proxy may revoke it before it is exercised by filing with or transmitting to the Company’s Secretary an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

In addition to the solicitation of proxies by use of the Proxy Statement, the Company’s directors, officers and employees may solicit the return of proxies by mail, personal interview, or the Internet. Such directors, officers and employees will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock registered in their names, to forward solicitation materials to the beneficial owners of such shares.

All costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Stockholders, the Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

It is important that your shares of Common Stock, shares of Series A Preferred Stock and shares of Series B Preferred Stock are represented at the Annual Meeting whether you are able to attend virtually. For information on how to vote your shares, please refer to the Proxy Statement and proxy card you received to ensure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. Your vote is important. Accordingly, please complete, sign, date and return the proxy card as promptly as possible in the envelope provided, or submit your proxy by Internet, as described in the proxy card. You may also submit your voting instructions by telephone as described in the proxy card. If you do attend the Annual Meeting, you may withdraw your proxy and vote electronically your shares at the Annual Meeting.

On behalf of the Company’s board of directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Matthew K. Schatzman
Matthew K. Schatzman
Chairman of the Board and Chief Executive Officer

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

Notice of Annual Meeting of Stockholders

April 29, 2020

Notice is hereby given that the Annual Meeting of Stockholders and any adjournments or postponements thereof (the “Annual Meeting”) of NextDecade Corporation, a Delaware corporation (the “Company”), will be held on June 15, 2020 at 9:00 a.m. Central Time. The Annual Meeting will be a virtual meeting held on the Internet at www.proxydocs.com/NEXT for the following purposes, as more fully described in the accompanying Proxy Statement:

1.

to elect three Class C directors to serve on the Company’s board of directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal, and to elect two Class B directors, previously elected by the board of directors, to serve the remainder of their terms as Class B directors ending in 2022 or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal;

2.	to amend the Company’s 2017 Omnibus Incentive Plan to increase the amount of awards thereunder that can be granted to the Company’s non-employee directors in any calendar year;
3.	to ratify the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2020; and
4.	to transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Stockholders as of April 29, 2020 are cordially invited to attend the Annual Meeting. To attend the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/NEXT and register prior to the deadline of June 11, 2020 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. You will not be able to attend the Annual Meeting in person.

To ensure that each stockholder’s vote is counted at the Annual Meeting, stockholders are requested to complete, sign, date and return the proxy cards provided to them as promptly as possible in the envelope provided, or to submit their proxies by Internet, as described in the proxy cards mailed to them. Stockholders may also submit their voting instructions by telephone as described in the proxy cards mailed to them. Stockholders attending the Annual Meeting may vote electronically at the Annual Meeting even if they have previously submitted their proxy authorization.

Only stockholders as of the close of business on April 29, 2020 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at the Company’s offices during normal business hours for a period of ten (10) days prior to the Annual Meeting. During the Annual Meeting, such list will be available for examination by the stockholders at www.proxydocs.com/NEXT.

By Order of the Board,

/s/ Krysta De Lima
Krysta De Lima
General Counsel and Corporate Secretary

April 29, 2020

IT IS IMPORTANT THAT YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND/OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND/OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. SUBMITTING YOUR PROXY AUTHORIZATION WILL NOT LIMIT YOUR RIGHT TO VOTE ELECTRONICALLY AT THE ANNUAL MEETING OR TO ATTEND THE ANNUAL MEETING BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND/OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK IN MORE THAN ONE NAME, OR IF YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND/OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK ARE REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIALS. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET SO THAT ALL OF YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND/OR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AUTHORIZATION AT ANY TIME BEFORE ITS USE.

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

PROXY STATEMENT

April 29, 2020

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of NextDecade Corporation (the “Company”) for the Annual Meeting of Stockholders to be held on June 15, 2020 at 9:00 a.m. Central Time and any postponement(s) or adjournment(s) thereof (the “Annual Meeting”). The Annual Meeting is a virtual meeting at www.proxydocs.com/NEXT. This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being sent or made available to stockholders on or about May 11, 2020.

Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The Annual Meeting will only be conducted via live webcast.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/NEXT prior to the deadline of June 11, 2020 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and you will have the ability to submit questions. Please be sure to follow instructions found on your proxy card and subsequent instructions that will be delivered to you via email.

Record Date and Voting Securities

Holders of record of common stock, par value $0.0001 per share (the “Common Stock”), holders of record of shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and holders of record of shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock” and, together with the Common Stock and the Series A Preferred Stock, the “Voting Shares”), in each case as of the close of business on April 29, 2020 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. As of April 29, 2020, there were 120,652,392 shares of Common Stock issued and outstanding and entitled to vote at the meeting. As of April 29, 2020, there were 61,743 shares of Series A Preferred Stock and 59,023 shares of Series B Preferred Stock entitled to vote at the Annual Meeting. The Series A Preferred Stock and the Series B Preferred Stock are collectively referred to herein as the “Convertible Preferred Stock.”

Holders of record of shares of Common Stock are entitled to one vote for each share of Common Stock owned by them as of the Record Date. Holders of record of shares of Convertible Preferred Stock vote on an as-converted basis with the holders of Common Stock and receive one vote for each share of Common Stock issuable upon an assumed conversion of the Convertible Preferred Stock. As of the Record Date, outstanding shares of Common Stock, outstanding shares of Series A Preferred Stock and outstanding shares of Series B Preferred Stock represented an aggregate of 89.2%, 5.4% and 5.4%, respectively, of the voting power of the Voting Shares.

Stockholders that are entitled to vote at the Annual Meeting may do so electronically at the Annual Meeting or by proxy submitted by mail or Internet as described on the proxy card accompanying this Proxy Statement. Stockholders may also submit their voting instructions by telephone as described on the proxy card.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial owner with respect to that matter.

A plurality of the votes cast with respect to the Voting Shares present at the Annual Meeting or by proxy and entitled to vote is required for the election of directors. Thus, broker non-votes and abstentions will have no effect on the election of directors.

The proposal related to the amendment of the Company’s 2017 Omnibus Incentive Plan (“Proposal 2”) and the proposal seeking ratification of the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for 2020 (“Proposal 3”) each requires the affirmative vote of a majority of the outstanding voting power of the Voting Shares present at the Annual Meeting or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting. Voting Shares represented at the Annual Meeting that abstain with respect to Proposal 2 or Proposal 3 will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such abstentions will have the same effect as a vote against Proposal 2 and Proposal 3. Broker non-votes will have the effect of a vote against Proposal 2. The Company expects no broker non-votes on Proposal 3.

There are no cumulative voting rights in the election of directors or any other matter being voted upon and appraisal rights are not applicable to the matters being voted upon.

Attendance

Only stockholders of record or beneficial owners of Common Stock, Series A Preferred Stock or Series B Preferred Stock as of the Record Date may attend the Annual Meeting. Even if you plan to attend the Annual Meeting, the Company recommends that you also submit your voting instructions by proxy as described in this Proxy Statement so that your vote will be counted if you later decide not to attend the Annual Meeting.

Quorum

Except as may be otherwise required by law, the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or the Company’s Amended and Restated Bylaws (the “Bylaws”), the holders of a majority of the Voting Shares issued and outstanding and entitled to vote and present at the Annual Meeting or represented by proxy shall constitute a quorum at a meeting of the stockholders. The person or persons whom the Company appoints to act as inspector(s) of election will determine whether a quorum exists. Voting Shares represented by properly executed and returned proxies will be treated as present. Voting Shares present or represented at the Annual Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.

How Your Proxy Will be Voted on Actions to be Taken

The Board is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting whether or not you attend the Annual Meeting.

Granting Your Proxy

If you properly execute and return a proxy in the enclosed form, your Voting Shares will be voted as you specify. If you make no specifications, your proxy representing Voting Shares will be voted:

●	“FOR” each of the proposed director nominees;
●	“FOR” adoption of the amendment to the Company’s 2017 Omnibus Incentive Plan (the “2017 Equity Plan”); and
●	“FOR” the ratification of the reappointment of independent registered public accountants and auditors.

The Company expects no matters to be presented for action at the Annual Meeting other than the items described in this Proxy Statement. By signing and returning the proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the Annual Meeting, and they intend to vote on any such other matter in accordance with their best judgment.

Revoking Your Proxy

If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted. You may also attend the Annual Meeting and vote electronically at the Annual Meeting, which would cancel any proxy that you previously submitted. If you wish to vote at the Annual Meeting but hold your Voting Shares in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the Annual Meeting.

Proxy Solicitation

The Company will pay all expenses of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses. The Company may have its employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means. The Company may choose to engage a paid proxy solicitor to solicit proxies for the Annual Meeting but have not yet done so.

Stockholder Proposals

If you want to bring business before the Annual Meeting, you must deliver notice to the Company’s Corporate Secretary at NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 no later than the close of business on the tenth (10th) day following the date of this Proxy Statement in accordance with the Bylaws. The notice must comply in all respects with the Bylaws, which are available at https://www.sec.gov/Archives/edgar/data/1612720/000121390017008018/f8k072417ex3ii_nextdecade.htm.

If you want the Company to consider including a proposal in next year’s proxy statement, you must deliver it in writing to the Corporate Secretary, NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, no later than January 5, 2021.

If you want to nominate a director or present a proposal at the 2021 Annual Meeting of Stockholders in person but do not wish to have such proposal included in the Company’s proxy statement, you must submit it in writing to the Corporate Secretary, at the above address, not less than sixty (60) days nor more than ninety (90) days prior to the meeting to be considered timely, in accordance with the specific procedural requirements set forth in the Bylaws except under limited circumstances which are further described in the Bylaws. If you would like to review the procedural and timing requirements relating to stockholder proposals, please contact the Corporate Secretary for a copy of the Bylaws or view them at https://www.sec.gov/Archives/edgar/data/1612720/000121390017008018/f8k072417ex3ii_nextdecade.htm.

Pursuant to the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the designated proxies may use discretionary authority to vote with respect to stockholder proposals presented in person at the Annual Meeting if the stockholder making the proposal has not given the Company timely notice of such proposal.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

The Company is required to send to each stockholder of record a proxy statement and to arrange for a proxy statement to be provided to each beneficial stockholder whose Voting Shares are held by or in the name of a broker, bank, trust or other nominee. Because some stockholders hold Voting Shares in multiple accounts, this process results in duplicate mailings of proxy statements to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record

If your Voting Shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement, you may contact the Company by mail at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, by telephone at (713) 574-1880 or by e-mail at corporatesecretary@next-decade.com.

Beneficial Stockholders

If your Voting Shares are not registered in your own name, your broker, bank, trust or other nominee that holds your Voting Shares may have asked you to consent to the delivery of a single proxy statement if there are other Company stockholders who share an address with you. If you currently receive more than one proxy statement at your household and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies

If you consent to the delivery of a single proxy statement but later decide that you would prefer to receive a separate copy of the proxy statement for each stockholder sharing your address, then please notify the Company or your nominee, as applicable, and the Company or they will promptly deliver such additional proxy statements. If you wish to receive a separate copy of the proxy statement for each stockholder sharing your address in the future, you may contact the Company by mail at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, by telephone at (713) 574-1880 or by e-mail at corporatesecretary@next-decade.com.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Currently, the Board consists of twelve members. The Certificate of Incorporation and the Bylaws provide that the Board be classified into three classes. These classes are designated as Class A directors, Class B directors and Class C directors, with members of each class holding office for staggered three-year terms. Newly created directorships or vacancies on the Board resulting from death, resignation, disqualification, removal or other causes may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board is present, or by a sole remaining director. Each such director so chosen shall hold office until the Company’s next annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal in accordance with the Bylaws.

There are currently four Class A directors, five Class B directors and three Class C directors. Each of the Class C directors has a term that expires at the Annual Meeting or until such date that their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Bylaws. Three Class B Directors, Eric S. Rosenfeld, David Gallo, David Magid, previously advised the Company in connection with their election at the 2019 Annual Meeting of Stockholders that they will serve until the earlier of (i) July 12, 2020, which is the date one year after the date of their election at the 2019 Annual Meeting of Stockholders, and (ii) the date that is sixty (60) days after the date on which the Board affirmatively makes a final investment decision on the Company’s Rio Grande liquefied natural gas (“LNG”) project located at the Port of Brownsville in southern Texas (the “Project”). At the end of Mr. Rosenfeld's term as a Class B director, Mr. Rosenfeld will serve at the pleasure of the Board as a Board observer.  The Board intends to fill Messrs. Rosenfeld's, Gallo's and Magid's vacancies with qualified candidates with industry experience willing to serve on the Board.  Each of the other two Class B directors, Sir Frank Chapman and Khalifa Abdulla Al Romaithi, has a term that expires at the Annual Meeting because he was appointed by the Board effective November 1, 2019 and December 27, 2019, respectively, and, pursuant to the Bylaws, directors appointed to fill vacancies shall hold office until the Company’s next annual meeting of stockholders, which, in his case, is the Annual Meeting. If Sir Frank and Mr. Al Romaithi are elected by the stockholders at the Annual Meeting, each of Sir Frank and Mr. Al Romaithi will serve the remainder of his term as a Class B director until the 2022 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal in accordance with the Bylaws. The four Class A directors have terms that expire at the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Bylaws.

Director Nominees and Terms

The Board has nominated for election as directors (i) Sir Frank, a Class B director, (ii) Mr. Al Romaithi, a Class B director, (iii) Brian Belke, a Class C director, (iv) Thanasi Skafidas, a Class C director, and (v) Spencer Wells, a Class C Director. Each of the directors is currently on the Board and has indicated his willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. If elected at the Annual Meeting, each of Sir Frank and Mr. Al Romaithi, a Class B director nominee, will serve until the 2022 Annual Meeting of Stockholders, subject to the election and qualification of his successor and to his earlier death, resignation or removal. Each of Messrs. Belke, Skafidas, and Wells, the Class C director nominees, if elected at the Annual Meeting, will serve until the 2023 Annual Meeting of Stockholders, subject to the election and qualification of their successors and to their earlier death, resignation or removal in accordance with the Bylaws.

See “Director Nomination Process” below for additional information on the nomination of directors.

If any nominee should be unavailable for election as a result of an unexpected occurrence, the Board’s proxies shall vote such shares for the election of such substitute nominee as the Board may propose. It is not anticipated that any nominee will be unable or unwilling to serve as a director if elected.

The names, ages as of April 29, 2020, principal occupations, and other information highlighting the particular experience, qualifications, attributes and skills that support the recommendation of the Nominating and Corporate Governance Committee (the “NCG Committee”) that each of the Class B director nominees and Class C director nominees be nominated for election at the Annual Meeting are set forth below.

Sir Frank Chapman, 66, has served as a Company director since November 2019. Since November 2011, Sir Frank has served on the board of directors of Rolls-Royce Holdings, plc. Sir Frank served as the Chairman of Golar LNG Ltd from September 2014 to September 2015. Sir Frank has spent over 40 years in the oil and gas industry, beginning his career with BP plc in 1974 before moving to Royal Dutch Shell plc in 1978 where he worked for 18 years. Sir Frank then moved to British Gas as Managing Director Exploration and Production in 1996. Sir Frank was appointed Chief Executive of BG Group plc (previously British Gas) (“BG Group”) in 2000 and was a member of its board of directors for over 16 years. Sir Frank retired from BG Group in June 2013. He was named in the 2011 Queen’s Birthday Honours List and knighted for services to the oil and gas industry. Sir Frank graduated with first class honors in Mechanical Engineering from Queen Mary College, London University.

The Board believes Sir Frank’s extensive leadership experience of over 40 years in the oil and gas industry make him well-qualified to serve as a Company director.

Khalifa Abdulla Al Romaithi, 41, has served as a Company director since December 2019 and was originally appointed to the Board pursuant to the terms of that certain Purchaser Rights Agreement, dated as of October 28, 2019 (the “NIC Purchaser Rights Agreement”), by and between the Company and Ninteenth Investment Company LLC (“Ninteenth”). Since May 2017, Mr. Al Romaithi has served as the Executive Director, Midstream, in the Petroleum and Petrochemicals business at Mubadala Investment Company (“Mubadala”) where he is responsible for pursuing attractive investment opportunities across the entire oil and gas infrastructure value chain with a primary focus on natural gas and crude gathering, treating, compression, processing and storage, pipeline, natural gas liquefaction and regasification. Prior to Mubadala, from June 2003 until August 2015, Mr. Al Romaithi held various senior managerial positions, including Director of Downstream Investments and Head of Portfolio Management, at the International Petroleum Investment Company. Mr. Al Romaithi serves on the board of directors of several companies including Borealis AG, Sumed, Gulf Energy Maritime PJSC, Arabtec Holding Co. PJSC, Depa United Group, and Abu Dhabi National Takaful Co.  Mr. Al Romaithi received a Bachelor of Business Administration with a major in Finance from the University of Portland.

The Board believes Mr. Al Romaithi’s extensive energy industry experience and experience overseeing investments in such industry provide him with the qualifications and skills to serve as a Company director.

Brian Belke, 36, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of that certain Agreement and Plan of Merger, dated as of April 17, 2017 (the “Harmony Merger Agreement”), by and among Harmony Merger Corp., Harmony Merger Sub, LLC, York Credit Opportunities Investments Master Fund, L.P., York Multi-Strategy Master Fund, L.P., York Select Master Fund, L.P., York Global Finance 43, LLC, Valinor Management, L.P., Valinor Capital Partners SPV XXI, LLC, Halcyon Capital Management LP, Halcyon Energy, Power, and Infrastructure Capital Fund Offshore LLC, Halcyon Energy, Power, and Infrastructure Capital Holdings Offshore LLC, Halcyon Energy, Power, and Infrastructure Capital Fund LP, and NextDecade LNG, LLC (formerly NextDecade, LLC (“NextDecade”). Mr. Belke served as member of the board of managers of NextDecade from June 2015 until July 2017. Mr. Belke is a Partner at Valinor Management L.P. (“Valinor”) where he has worked since June 2010. Prior to Valinor, Mr. Belke was an Equity Research Associate at Fidelity Investments. He is a Chartered Financial Analyst and is a member of the CFA Institute and the New York Society of Securities Analysts. Mr. Belke earned a Bachelor of Science in Management with concentrations in Finance and Accounting, summa cum laude, from Boston College, and a Master of Business Administration from Harvard Business School, where he graduated with High Distinction as a Baker Scholar.

The Board believes Mr. Belke’s experience as a partner of an investment firm and in other senior executive leadership roles as well as his extensive industry experience and experience overseeing investments in the LNG sector provide him with the qualifications and skills to serve as a Company director.

Thanasi Skafidas, 31, joined the Board on April 29, 2020.   Mr. Skafidas joined York Capital Management, L.P. (“York”) in May 2015 and is a Vice President of York on its U.S. Credit Team. Prior to joining York, Mr. Skafidas worked as an investment banker at Goldman Sachs in the Natural Resources Group and as an analyst in the Financial Institutions Group at Lazard Ltd.  Since April 23, 2020, Mr. Skafidas has served on the board of directors of Riviera Resources, Inc. and its audit and compensation committees.  Since April 2019, Mr. Skafidas has served as a board observer of Samson Resources II.  Mr. Skafidas earned a Bachelor of Science in Economics from the University of Pennsylvania  and a Master of Science from the Imperial College London.

The Board believes Mr. Skafidas's experience in leadership roles and relevant experience in corporate finance as well as his industry knowledge provide him with the qualifications and skills to serve as a Company director.

L. Spencer Wells, 49, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Wells has over 20 years of experience as a portfolio manager and financial analyst. Mr. Wells co-founded Drivetrain Advisors, LLC, a firm providing fiduciary services to the alternate investment community (“Drivetrain”), in December 2013, where he currently serves as a Partner. Prior to co-founding Drivetrain, Mr. Wells was employed by TPG Special Situations Partners (“TPG”) from 2010 to 2013, where he first served as Partner from September 2010 to January 2012, and then as a Senior Advisor from January 2012 to July 2013. Prior to TPG, Mr. Wells served as a Partner/Portfolio Manager for Silverpoint Capital, as a Director at the Union Bank of Switzerland and as a Vice President of Deutsche Bank AG.

Mr. Wells has served as a member of the boards of directors of (i) Advanced Emissions Solutions, Inc. since July 2014, (ii) Town Sports International Holdings, Inc. since March 2015, (iii) Vantage Drilling International since February 2016, (iv) Samson Resources II, LLC since February 2018, (v) Treehouse Real Estate Investment Trust, Inc. since January 2019, and (vi) Parker Drilling Company, Inc. since March 2019.

Mr. Wells served as a member of the boards of directors of (i) each of CertusHoldings, Inc. and CertusBank, N.A. from August 2014 to April 2016, (ii) Navig8 Crude, Ltd. from May 2014 to May 2015, (iii) Global Geophysical Services, LLC from February 2015 to October 2016, (iv) Syncora Holdings Ltd. from August 2015 to December 2016, (v) Affinion Group, Inc. from November 2015 to July 2017, (vi) Lily Robotics. Inc. from January 2017 to September 2017, (vii) Roust Corporation from February 2017 to December 2017, (viii) Jones Energy, Inc. from November 2018 until May 2019, and (ix) Vanguard Natural Resources from February 2019 to July 2019.

Mr. Wells received a Bachelor of Arts in Psychology from Wesleyan University and a Master of Business Administration, with honors, from Columbia Business School.

The Board believes Mr. Wells’s public company experience, financial expertise, extensive industry experience and experience overseeing investments in the LNG sector provides him with the qualifications and skills to serve as a Company director.

Vote Required for Election

Directors are elected by a plurality of the votes cast with respect to the Voting Shares present at the Annual Meeting or by proxy and entitled to vote, which means that the five director nominees who receive the greatest number of “for” votes will be elected.

The Board unanimously recommends that the stockholders vote “FOR” the election of each of the Class B director nominees and Class C director nominees.

Incumbent Class A Directors

The four Class A directors have terms that expire at the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Bylaws. The name, age as of April 29, 2020, principal occupation, and other information highlighting the particular experience, qualifications, attributes and skills concerning each Class A director are set forth below.

Matthew K. Schatzman, 54, is the Company’s Chief Executive Officer and has served in such position since February 2018. Mr. Schatzman has served as a member of the Board since September 2017 and, on June 4, 2019, Mr. Schatzman was appointed Chairman of the Board. From September 2017 until his appointment as Chairman of the Board, Mr. Schatzman served as the Company’s President. Prior to joining the Company, Mr. Schatzman served as President at MKS Energy, LLC, an advisory and consulting firm focused on LNG, natural gas and crude oil markets, logistics and risk management from March 2018 until September 2017. He was previously Executive Vice President, Global Energy Marketing and Shipping at BG Group, a British multinational oil and gas company, from January 2012 until May 2014 and served as Senior Vice President, Energy Marketing from March 2007 until December 2011. Prior to that, he served in various roles at Dynegy Inc. (“Dynegy”), including President and Chief Executive Officer of Dynegy’s wholesale business. Mr. Schatzman is a member of the National Petroleum Council. Mr. Schatzman holds a Bachelor of Arts in Political Science from Yale University.

The Board believes Mr. Schatzman’s marketing, logistics, risk management and operational leadership experience of over 30 years with companies in the LNG, natural gas, oil and power generation industries, including BG Group and Dynegy, make him well-qualified to serve as the Company’s Chairman and Chief Executive Officer.

Taewon Jun, 42, has served as a Company director since June 2019 and was originally appointed to the Board, and is nominated for election at the Annual Meeting, pursuant to the terms of that certain Purchaser Rights Agreement, dated as of August 23, 2018 (the “2018 HGC Series A Purchaser Rights Agreement”), by and between the Company and HGC NEXT INV LLC (“HGC”). Since August 2019, Mr. Jun has served as President of Hanwha Holdings (USA), Inc., a holding company of various entities based in the United States (“Hanwha Holdings”). From April 2019 until July 2019, Mr. Jun served as Senior Vice President of Hanwha Holdings. From July 2016 until March 2019, Mr. Jun served as an Executive Director of Morgan Stanley Private Equity Asia and, from June 2012 until June 2016, he served as a Senior Director of Mergers and Acquisitions Team at Hanwha Group Management and Planning Headquarters in Seoul, South Korea, a business conglomerate with its affiliates under operation of various industries including chemicals, energy, petrochemicals, solar, aerospace, and defense as well as finance, asset management, and hotel and resorts. Mr. Jun received a Bachelor of Science in Business Administration from Korea University and a Master of Business Administration from the University of Pennsylvania.

The Board believes Mr. Jun’s leadership capabilities, financial knowledge and business acumen as well as his broad understanding of business globally provide Mr. Jun with the qualifications and skills to serve as a Company director.

Avinash Kripalani, 36, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Kripalani served as a member of the board of managers of NextDecade from April 2016 until July 2017. Mr. Kripalani is a Partner at Bardin Hill Investment Partners LP (“Bardin Hill”), where he has worked since April 2008. Prior to Bardin Hill, he was a Consultant at IBM. Mr. Kripalani earned a Bachelor of Science in Economics and a Bachelor of Science and a Master of Science in Systems and Information Engineering from the University of Virginia.

The Board believes Mr. Kripalani’s experience as a private equity principal and in other senior executive leadership roles and relevant experience in private financing and strategic planning, as well as extensive industry knowledge, provides him with the qualifications and skills necessary to serve as a Company director.

William Vrattos, 50, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Vrattos served as a member of the board of managers of NextDecade from June 2015 until July 2017. Mr. Vrattos joined York in January 2002 and is the Co-Chief Investment Officer and a Managing Partner of York. Mr. Vrattos is a Co-Portfolio Manager of the York Credit Opportunities, York Distressed Asset, York Global Credit Income, York Insurance Dedicated, and York Tactical Energy funds and a member of York’s executive committee. Prior to joining York, he worked at Georgica Advisors LLC as a Portfolio Manager specializing in media and communications equities and distressed securities and at Morgan Stanley & Co., Inc. as an investment banker. Mr. Vrattos is currently a member of the board of directors or advisory board, as applicable and in his capacity as a York employee, of (i) all entities related to Entropy Investments, (ii) all entities incorporated pursuant to York’s partnerships with Costamare, Inc., and (iii) India 2020. In addition, Mr. Vrattos is the Chairman of the Board of Trustees of the Museum of the City of New York and a member of each of the Board of Trustees of The Buckley School, the Board of Trustees of Groton School, and the Investment Committee of the Dartmouth College Endowment. Mr. Vrattos received a Bachelor of Arts in English from Dartmouth College and a Master of Business Administration from Harvard Business School.

The Board believes Mr. Vrattos’s experience as a private equity principal and in other senior executive leadership roles with his respective firms’ investments in a wide range of industries, including valuable and relevant experience in private financing, strategic investing and restructuring, provide him with the qualifications and skills to serve as a Company director.

Incumbent Class B Directors

The three Class B directors have terms that expire on the earlier of (i) July 12, 2020, which is the date one year after the date of their election at the 2019 Annual Meeting of Stockholders,  and (ii) the date that is sixty (60) days after the date on which the Board affirmatively makes a final investment decision on the Project. The name, age as of April 29, 2020, principal occupation, and other information highlighting the particular experience, qualifications, attributes and skills concerning each Class B director are set forth below.

Eric S. Rosenfeld, 62, has served as a Company director since May 2014. Mr. Rosenfeld served as Chairman of the Board and as the Company’s Chief Executive Officer from May 2014 until July 2017. Mr. Rosenfeld is currently chairman emeritus of the board of directors of CPI Aerostructures, Inc., a New York Stock Exchange (“NYSE”) listed company engaged in the contract production of structural aircraft parts principally for the U.S. Air Force and other branches of the U.S. armed forces. He became a director in April 2003, chairman in January 2005, and chairman emeritus in November 2018. Since June 2017, Mr. Rosenfeld has served on the board of directors of Aecon Group Inc., a Toronto Stock Exchange (“TSX”) listed construction company. Mr. Rosenfeld has been the president and chief executive officer of Crescendo Partners, L.P., a New York-based investment firm, since its formation in November 1998. He has also been the chief executive officer of Allegro Merger Corp., a special purpose acquisition company previously listed on The Nasdaq Stock Market, since 2018.

Mr. Rosenfeld also served as the chairman of the board and chief executive officer of Quartet Merger Corp. from April 2013 until its merger with Pangea Logistics Solutions Ltd. (“Pangea”) in October 2014 and has served as a director of Pangea since such time. Mr. Rosenfeld has also served as the lead director of Primo Water Corporation (formerly Cott Corporation), a NYSE listed beverage company, since June 2008. From December 2012 to December 2019, Mr. Rosenfeld was a board member of Absolute Software Corporation, a TSX listed provider of security and management for computers and ultra-portable devices.

Mr. Rosenfeld served as chairman of the board and chief executive officer of Trio Merger Corp. from June 2011 until its merger with SAExploration Holdings Inc. (“SAE”) in June 2013 and served as a director of SAE from June 2013 until July 2016.

Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization and the Value Investing Congress. He is a senior faculty member at the Director’s College. He has also been a regular guest host on CNBC. Mr. Rosenfeld received a Bachelor of Arts in Economics from Brown University and a Master of Business Administration from the Harvard Business School.

The Board believes Mr. Rosenfeld is well-qualified to serve as a Company director due to his public company experience, operational experience and his business contacts.

David Magid, 34, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Magid joined York in July 2013 and is a Senior Vice President of York on the U.S. Credit Team. Prior to joining York, he worked at Credit Suisse in the Leveraged Finance and Debt Capital Market groups. Mr. Magid received a Bachelor of Arts in Economics and Politics from Brandeis University and a Master of Business Administration from Columbia Business School.

The Board believes Mr. Magid’s experience as a private equity principal and in other senior executive leadership roles with his respective firms’ investments in a wide range of industries and his valuable and relevant experience in private financing, strategic investing and restructuring provide him with the qualifications and skills to serve as a Company director.

David Gallo, 46, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Gallo is the Founder, Portfolio Manager and Managing Partner of Valinor, where he has worked since July 2007. Prior to founding Valinor, Mr. Gallo was a senior analyst at Bridger Capital and worked at investment firms including Tiger Management, Kohlberg Kravis Roberts & Co., and the Blackstone Group.

Mr. Gallo received his Bachelor of Science in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania and his Master of Business Administration from Harvard Business School where he graduated as a Baker Scholar.

The Board believes Mr. Gallo’s experience as a managing partner of an investment firm and in other senior executive leadership and director roles as well as extensive industry experience and experience overseeing investments in the LNG sector provide him with the qualifications and skills to serve as a Company director.

Corporate Governance

Role of the Board

The Board oversees the Chief Executive Officer and other senior management in the management of the Company’s business and affairs. The Company’s key governance documents, including the Company’s Second Amended and Restated Corporate Governance Guidelines (the “Corporate Governance Guidelines”), may be found on the “Corporate Governance” page under the “Investors” section of our corporate website, www.next-decade.com. The governance structure is designed to foster principled actions, effective decision-making, and appropriate monitoring of compliance and performance. The Board met 17 times during 2019.

Each of our incumbent directors, except Messrs. Gallo, Magid, and Vrattos, attended or participated in at least 75% of the meetings of the Board and the respective committees on which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2019.

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Mr. Schatzman was the only director who attended our last annual meeting of stockholders.

Board Leadership Structure

The Board does not have a policy requiring the combination or separation of leadership positions and the Company’s governing documents do not mandate a particular structure. This provides the Board with the flexibility to select its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its stockholders. The Board recognizes that the leadership structure and the combination or separation of the Chief Executive Officer and the Chairman positions are driven by the Company’s needs at any point in time.

Currently, the Chief Executive Officer and Chairman positions are held by Mr. Schatzman. The Company also has a Lead Independent Director, William Vrattos, who was appointed by the Board as Lead Independent Director on April 29, 2020. The Lead Independent Director has broad responsibility and authority, including to:

●	preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
●	call meetings of independent directors;
●	serve as the principal liaison between the Chairman and the independent directors;
●	approve all information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information;
●	retain outside advisors and consultants who report directly to the Board on Board-wide issues;
●	on an annual basis, review his responsibility and authority and recommend to the Board for approval any modifications or changes; and
●	perform such other duties as the Board may delegate from time to time.

The Board has determined that its current structure, with combined Chief Executive Officer and Chairman roles and a Lead Independent Director, is in the best interests of the Company and its stockholders at this time. A number of factors support a combined Chief Executive Officer and Chairman role, counterbalanced by a Lead Independent Director, including, among others:

●	the Chief Executive Officer has extensive knowledge of all aspects of the Company and its business and risks, its industry and its customers;
●	the Chief Executive Officer is intimately involved in the day-to-day operations of the Company and is best positioned to elevate the most critical business issues for consideration by the Board;
●	the Board believes the Chief Executive Officer serving in both capacities allows him to more effectively execute the Company’s strategic initiatives and business plans and confront its challenges;
●	a combined Chief Executive Officer and Chairman role provides the Company with decisive and effective leadership with clearer accountability to the Company’s stockholders;
●	the combined role is both counterbalanced and enhanced by the effective oversight and independence of the Board and the leadership provided by the Lead Independent Director and committee chairs;
●

the Board believes that the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management directors, along with all directors being independent except for the Chief Executive Officer, allow it to maintain effective oversight of management; and

●

in the Board’s view, splitting the Chief Executive Officer and Chairman roles could potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its stockholders.

Board Role in Risk Oversight

Risk is inherent in any business, and the Company’s management is responsible for the day-to-day management of risks that the Company faces. The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including the executive officers, to discuss strategy and risks facing the Company. Senior management attends the quarterly meetings of the Board, as well as certain committee meetings, in order to address any questions or concerns raised by directors on risk management and any other matters. Each quarter, or more frequently if the business requires, the Board receives presentations from senior management on business operations, financial results and strategic issues.

The Board is also assisted by committees in fulfilling its oversight responsibilities in certain areas of risk, as described further under the section below titled “Committees of the Board.”    All of the committees report back to the full Board as to the committees’ activities and matters discussed and reviewed at the committees’ meetings.

Independence of Directors

The Company adheres to the Nasdaq listing rules in determining whether a director is independent. The Board consults with its counsel to ensure that the Board’s determinations are consistent with such rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing rules define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. The Board considered the relationships that each director has with us and all other facts and circumstances the Board deemed relevant in determining his independence, including the beneficial ownership of Voting Shares owned by each director. Based upon information requested from and provided by each director concerning his background, employment, affiliations and stock ownership, the Board has determined that each of Sir Frank and Messrs. Al Romaithi, Belke, Gallo, Jun, Kripalani, Magid, Rosenfeld, Skafidas, Vrattos and Wells is independent under the Nasdaq listing rules. The Board determined that Matthew Bonanno, who resigned from the Board on April 27, 2020, was independent under the Nasdaq listing rules.

Mr. Schatzman is not an independent director under the Nasdaq listing rules because he currently serves as the Chief Executive Officer of the Company. Kathleen Eisbrenner, the former Chairman of the Board who passed away in May 2019, was not an independent director under the Nasdaq listing rules because she served as the Chief Executive Officer of the Company until February 2018.

Board Observer

Pursuant to that certain Purchaser Rights Agreement between the Company and certain funds managed by BlackRock Inc. (the “Purchasers”), dated September 28, 2018, the holders of a majority of the shares of the Series B Preferred Stock that are held by BlackRock Financial Management Inc., BlackRock Inc., a Purchaser or any of their respective affiliates (collectively, the “BlackRock Parties”) have the collective right to designate in writing a representative to attend all meetings of the Board and any committee thereof in a nonvoting observer capacity (the “BlackRock Observer”). The BlackRock Observer will serve until such person is replaced by a subsequent representative designated in writing by the BlackRock Parties or until the BlackRock Parties, by notice to the Company, relinquish their collective right to designate a person to serve as the BlackRock Observer.

Director Nomination Process

Each year, the Board proposes a slate of director nominees to stockholders for election at the annual meeting of stockholders. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the NCG Committee. The NCG Committee is responsible for reviewing with the Board the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the NCG Committee considers whether the candidates fulfill the criteria for directors approved by the Board. Such criteria include integrity, objectivity, independence, sound judgment, leadership, courage, and diversity of experience. While the NCG Committee does not have a formal policy concerning the diversity of the Board, the NCG Committee considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership.

The NCG Committee values the input of stockholders in identifying director candidates. Accordingly, the NCG Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the NCG Committee, directors and members of management. Any such nominations should be submitted to the NCG Committee by mail in care of the Company’s Corporate Secretary, at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 and be accompanied by information required by the Bylaws. The written recommendation should be submitted within the timeframe described in the Bylaws and under the caption “Stockholder Proposals” above and comply with other specific procedural requirements set forth in the Bylaws. If you would like to review the procedural and timing requirements relating to director nominations, please contact the Corporate Secretary for a copy of the Bylaws or view them at https://www.sec.gov/Archives/edgar/data/1612720/000121390017008018/f8k072417ex3ii_nextdecade.htm.

Committees of the Board

The Board has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, a Finance and Risk Committee (the “F&R Committee”), and an Operations Committee. The NCG Committee and the Compensation Committee were formerly combined in one committee, the Nominating, Corporate Governance and Compensation Committee (the “NCGC Committee”), which was separated into two committees in September 2019.

Audit Committee

The Board has established the Audit Committee to assist in fulfilling the oversight responsibilities with respect to the Company’s accounting and financial reporting processes and its compliance with legal and financial regulatory requirements. The Audit Committee is currently comprised of Messrs. Jun, Kripalani, Rosenfeld and Wells, with Mr. Wells serving as Chairman. The Audit Committee operates under a written charter adopted by the Board. The Board has determined that each director currently serving on the Audit Committee qualifies as an independent director under the rules and regulations of the SEC and Nasdaq with respect to audit committee membership. The Board has also determined that each of Messrs. Rosenfeld and Wells qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act and possesses the requisite accounting or related financial management expertise as required under the Nasdaq listing standards. The Audit Committee met five times in 2019.

The Audit Committee, under its charter, is responsible for, among other matters:

●

reviewing and discussing with management and the independent registered public accounting firm the financial statements, notes thereto and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” proposed to be included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and recommending to the Board whether such financial statements should be included in the Company’s Annual Report on Form 10-K or Form 10-Q, as applicable;

●	overseeing management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures;
●

discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●

discussing with management and the independent registered public accounting firm any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management;

●	monitoring the independence of the independent registered public accounting firm;
●	pre-approving all services to be performed by the Company’s independent registered public accounting firm, including the fees and material terms of the services to be performed;
●	appointing or replacing the Company’s independent registered public accounting firm;
●	determining the compensation of the Company’s independent registered public accounting firm;
●

overseeing the work of the Company’s independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting; and

●

establishing procedures for the receipt, retention and treatment of complaints receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters by or affecting the Company.

NCG Committee

The Board has established the NCG Committee to assist in fulfilling oversight responsibilities with respect to the management of the Board’s organization, membership and structure, and corporate governance. The NCG Committee is currently comprised of Messrs. Belke, Rosenfeld and Wells. The NCG Committee operates under a written charter adopted by the Board.

The Board has determined each director currently serving on the NCG Committee qualifies as an independent director under the Nasdaq listing rules. The NCG Committee met seven times as the combined Nominating, Corporate Governance and Compensation Committee and one time as a separate committee in 2019.

The NCG Committee, under its charter, is responsible for, among other matters:

●	identifying, screening and recommending to the Board director candidates for election or reelection consistent with criteria approved by the Board;
●	overseeing the Company’s policies and procedures with respect to the consideration of director candidates recommended by stockholders;
●

reviewing annually the relationships between directors, the Company and members of management and recommend to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable Nasdaq rules;

●

assessing periodically the size and composition of the Board as a whole, and reviewing the Board’s leadership structure in light of the specific characteristics or circumstances of the Company and recommend any changes to the Board for approval; and

●	developing, reviewing and recommending to the Board, and recommending modifications to, the Corporate Governance Guidelines and other governance policies of the Company.

Compensation Committee

The Board has established the Compensation Committee to assist in fulfilling the oversight responsibilities with respect to the Company’s employee compensation policies and practices and reviewing and approving incentive compensation and equity compensation policies and programs. The Compensation Committee is currently comprised of Messrs. Belke, Jun, Kripalani and Rosenfeld, with Mr. Belke serving as Chairman. The Compensation Committee operates under a written charter adopted by the Board.

The Board has determined each director currently serving on the Compensation Committee qualifies as an independent director under the Nasdaq listing rules. The Compensation Committee met seven times as the combined Nominating, Corporate Governance and Compensation Committee and one time as a separate committee in 2019.

The Compensation Committee, under its charter, is responsible for, among other matters:

●

retaining or obtaining advice from, oversee and terminate any compensation consultant, search or recruitment consultant, legal counsel or other adviser to the Compensation Committee and be directly responsible for the appointment, compensation and oversight of any work of such adviser retained by the Compensation Committee;

●	overseeing the overall compensation philosophy and compensation programs for the Company, its chief executive officer, president and other executive officers;
●	reviewing, approving, and recommending to the Board for approval any employment, compensation, benefit or severance agreement with any executive officer;
●

evaluating, at least annually, the performance of the Company’s chief executive officer, president and other executive officers (including the chief executive officer’s and/or president’s evaluation of other executive officers) against corporate goals and objectives including annual performance objectives and, based on such evaluation, determining, approving, and recommending to the Board for approval the compensation (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites) for the chief executive officer, president and other executive officers;

●	reviewing on a periodic basis the Company’s management compensation programs and recommending to the Board for approval any appropriate modifications or new plans, programs or policies;
●	reviewing, approving and recommending to the Board the adoption of any equity-based compensation plan for Company employees or consultants and any modification of any such plan;
●	administering the Company’s equity-based compensation plans for Company employees and consultants; and
●	reviewing the form and amount of director compensation from time to time and making recommendations thereon to the Board.

The Compensation Committee charter provides that it shall meet at least annually with the Chief Executive Officer, President, and any other officers the Compensation Committee deems appropriate to discuss and review the performance criteria and compensation elements applicable to the executive officers. In addition, the Compensation Committee may form and delegate to a subcommittee any of its responsibilities so long as such subcommittee is solely comprised of one or more members of the Compensation Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and Nasdaq. In addition, the Compensation Committee may, by resolution approved by a majority of the Compensation Committee, delegate to management the administration of the Company’s incentive compensation and equity-based compensation plans, to the extent permitted by law and as may be permitted by such plans and subject to such rules, policies and guidelines (including limits on the aggregate awards that may be made pursuant to such delegation) as the Compensation Committee shall approve, subject to the provisions of the Compensation Committee charter.

Furthermore, the Compensation Committee charter provides that it shall have the sole discretion to retain or obtain the advice from, oversee and terminate any compensation consultant, search or recruitment consultant, legal counsel or other adviser to the Compensation Committee and that it will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, prior to the engagement of any adviser to the Compensation Committee, the Compensation Committee will assess the independence of each such adviser, including those factors specified in the Nasdaq listing rules.

In May 2019, the Compensation Committee selected and directly retained independent compensation consultant Meridian Compensation Partners, LLC (“Meridian”) to provide the Compensation Committee with independent advice regarding director compensation and amendments to the 2017 Equity Plan. Meridian prepared reports, delivered presentations, and engaged in discussions with the Compensation Committee on director compensation matters and potential amendments to the 2017 Equity Plan. Meridian also reviewed and provided recommendations regarding director compensation and potential amendments to the 2017 Equity Plan. The Compensation Committee and the Board considered the recommendations from Meridian when (i) reviewing and determining director compensation and related amendments to the 2017 Equity Plan and (ii) approving amendments to the 2017 Equity Plan for submission to the stockholders at the Annual Meeting. Meridian provides no other services to the Company.

Operations Committee

The Board has established the Operations Committee to assist in fulfilling oversight responsibilities with respect to the strategy and execution of the Company’s business plans. The Operations Committee is currently comprised of Messrs. Belke, Kripalani and Schatzman. Other Board members have standing invitations to attend all meetings of the Operations Committee. The Operations Committee is charged, under its written charter, to assist the Board and executive management in fulfilling its responsibilities to oversee the strategy and execution of the Company’s business plans.

Finance & Risk Committee

The Board has established the F&R Committee to assist in fulfilling the oversight responsibilities with respect to the Company’s financial planning, capital structure, liquidity, financings and other capital markets transactions, and risk management strategy, policies, procedures, measurement, and mitigation efforts, including insurance programs. The F&R Committee is currently comprised of Messrs. Belke, Jun, Kripalani, and Schatzman. The F&R Committee is charged, under its written charter, to assist the Board in fulfilling its responsibilities to oversee the Company’s capital plan, capital structure and management, risks and insurance programs.

Availability of Certain Committee Charters and Other Information

The charters for the Audit Committee, the NCG Committee, Compensation Committee, the Operations Committee and the F&R Committee, as well as the Corporate Governance Guidelines, Code of Conduct and Ethics (the “Code of Conduct”) and Whistleblower Policy can be found, free of charge, on the Corporate Governance page under the “Investors” section of the Company’s website, www.next-decade.com. The Code of Conduct is applicable to all directors, officers and employees. The Company intends to disclose any changes to, or waivers from, the provisions of the Code of Conduct that would otherwise be required to be disclosed under Item 5.05 of a Form 8-K on the Company’s website. The Company will also provide printed copies of these materials to any stockholder or other interested person upon request to NextDecade Corporation, Attention: Krysta De Lima, General Counsel and Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. The information on the Company’s website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into this Proxy Statement or any other filings the Company makes with the SEC.

Communications with the Board

Stockholders are invited to communicate to the Board or its committees by writing to NextDecade Corporation, Attention: Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 or by electronic mail at corporatesecretary@next-decade.com. In addition, interested parties may communicate with the non-management and independent directors of the Company as a group by writing to NextDecade Corporation, Attention: Audit & Risk Committee Chairperson, c/o Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002.

In addition, stockholders, or other interested persons, wishing to communicate with the Board for anonymous complaints about accounting, internal controls and auditing issues may call EthicsPoint Inc., the Company’s third-party help-line reporting system provider, at 1‑844‑759‑0032 or submit an online report at www.next-decade.ethicspoint.com.

All communications received in accordance with these procedures will be reviewed by the Corporate Secretary and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient, such as communications unrelated to the Company’s business, advertisements or frivolous communication.

EXECUTIVE OFFICERS

The names, ages as of April 29, 2020, position and other information concerning our executive officers are set forth below.

Name	Age	Position
Matthew K. Schatzman	54	Chairman of the Board and Chief Executive Officer
Benjamin Atkins	49	Chief Financial Officer
Krysta De Lima	51	General Counsel and Corporate Secretary

Matthew K. Schatzman is the Company’s Chief Executive Officer. Mr. Schatzman served as the Company’s President from September 2017 until his appointment as Chairman of the Board in June 2019. Please refer to the section titled “Proposal No. 1 – Election of Directors” for additional information with respect to Mr. Schatzman’s background and experience.

Benjamin Atkins, CFA, CPA, is the Company’s Chief Financial Officer and was appointed to such office in July 2017. Mr. Atkins has served as Chief Financial Officer of NextDecade LLC since November 2015. Mr. Atkins is responsible for the Company’s capital strategy, project financing, financial reporting, controls, budgeting, information technology, investor relations, tax reporting/incentives and insurance. Before joining the Company, Mr. Atkins served as Senior Vice President at GE Capital, where he worked from November 2005 to October 2015, focusing on investment and portfolio management roles for thermal power and midstream equity investments. Mr. Atkins previously worked at McKinsey & Company and as a manager in State Street Corporation’s Securities Finance division. Mr. Atkins is a Chartered Financial Analyst and a licensed Certified Public Accountant in Connecticut and Texas. He was valedictorian of his class at the United States Naval Academy and served as a nuclear engineer in the United States Navy submarine fleet. He earned a Master of Arts degree in Philosophy, Politics, and Economics from Oxford University.

Krysta De Lima is the Company’s General Counsel and Corporate Secretary and was appointed to such offices in July 2017. Ms. De Lima has served as General Counsel of NextDecade LLC since July 2015. Ms. De Lima is responsible for all of the Company’s legal and contractual matters. From October 2013 to June 2015, Ms. De Lima worked in Bechtel’s Oil, Gas and Chemicals business unit where she advised on major global engineering, procurement and construction contracts and transactions. Previously, from September 2001 to December 2012, Ms. De Lima served first as lead counsel, then as VP Legal and then as Chief of Staff of the Trinidad Asset within BG Group where she advised on upstream, midstream and downstream projects and investments, including on the development, commissioning and oversight of BG Group’s investments in all four operating LNG trains at Atlantic LNG in Trinidad. Prior to BG Group, Ms. De Lima worked in private practice at Arthur Andersen. Ms. De Lima holds a Bachelor of Laws from Kings College London and a DESS in European Law and Maitrise in French Law from the Université of Paris I, Panthéon-Sorbonne. Ms. De Lima is qualified to practice law in New York, France, England, the British Virgin Islands and Trinidad and Tobago.

2019 SUMMARY COMPENSATION TABLE

The following table sets forth all compensation paid, payable, awarded, granted, given, or otherwise provided, directly or indirectly, by the Company or its subsidiaries, in U.S. dollars, to the Company’s named executive officers.

Name	Year	Salary($)	Bonus(1) ($)	Stock Awards ($)		Total($)
Matthew K. Schatzman	2019	617,000	358,150	495,003	(2)	1,470,153
Chairman of the Board and Chief Executive Officer	2018	550,000	—	9,103,573	(3)	9,653,573

Benjamin Atkins	2019	308,000	90,244	—		398,244
Chief Financial Officer	2018	299,750	154,000	—		453,750

Krysta De Lima	2019	308,000	183,876	—		491,876
General Counsel and Corporate Secretary	2018	299,750	167,000	—		466,750

(1)	Annual bonuses are paid in the first quarter following the applicable year of service.

(2)

The amount noted reflects the grant date fair value, based on the closing price of Common Stock on the date of grant of $3.84 per share, of 128,907 shares of Common Stock granted to Mr. Schatzman on January 29, 2019 as Mr. Schatzman’s 2018 annual bonus payable to him. Such shares of Common Stock were granted to Mr. Schatzman pursuant to that certain Employment Agreement, dated as of September 18, 2017, by and between the Company and Mr. Schatzman, as amended on January 1, 2019 (the “Schatzman Employment Agreement”), and were granted under the 2017 Omnibus Incentive Plan (the “2017 Equity Plan”).

(3)

The amount noted reflects the grant date fair value, based on the closing price of Common Stock on the date of grant of $8.16 per share of (i) 14,692 shares of Common Stock granted to Mr. Schatzman on January 8, 2018 as his pro-rated portion of the 2017 annual bonus payable to him pursuant to the Schatzman Employment Agreement for the period September 18, 2017 through December 31, 2017 and (ii) 1,100,942 shares of restricted Common Stock granted to Mr. Schatzman on January 8, 2018 pursuant to the Schatzman Employment Agreement (the “2018 Schatzman Stock Award”). Of the 2018 Schatzman Stock Award, (i) 48,450 of such shares vested on the date of grant, (ii) 52,625 of such shares vested on May 24, 2019 when the Company executed the lump-sum separated turnkey engineering, procurement and construction agreement (the “Trains 1 and 2 EPC Agreement”) with Bechtel Oil, Gas and Chemicals, Inc. for the construction of two LNG trains with expected aggregate production capacity up to approximately 11.74 million tonnes per annum (“mtpa”), two 180,000m3 full containment LNG tanks, one marine loading berth, related utilities and facilities, and all related appurtenances thereto, together with certain additional work options (the “LNG Facility Milestone”), (iii) 210,498 of such shares vest in three equal installments on the first, second, and third anniversaries of September 18, 2018, and (iv) the remainder becomes vested based upon the achievement of certain milestones described below under Outstanding Equity Awards at Fiscal 2019 Year-End. The 2018 Schatzman Stock Award was granted under the 2017 Equity Plan.

Narrative Disclosure

Overview of Compensation for Matthew K. Schatzman, Chairman of the Board and Chief Executive Officer

Mr. Schatzman has served as Chief Executive Officer of the Company since February 1, 2018. On June 4, 2019, Mr. Schatzman was appointed Chairman of the Board. From September 2017 until his appointment as Chairman of the Board, Mr. Schatzman served as the Company’s President. The Schatzman Employment Agreement provides for a term through June 30, 2020 and will be automatically extended for additional one-year periods unless and until the Company or Mr. Schatzman gives to the other written notice at least one-hundred and eighty (180) days prior to the applicable renewal date of a decision not to renew for an additional year.

Effective January 1, 2019, the Schatzman Employment Agreement was amended to reflect (i) an increase in his annual base salary to $617,000 from $550,000 and (ii) an increase in his target annual bonus to 100% from 90% of his base salary based upon the achievement of performance targets established by the Board from time to time. Mr. Schatzman’s annual bonus for 2018 of $495,000 was paid solely in shares of Common Stock in an amount calculated by dividing such bonus amount by $3.84, the share price of Common Stock on the date of issuance, pursuant to the Schatzman Employment Agreement (the “2019 Schatzman Stock Award”). The shares of Common Stock issued to Mr. Schatzman for his 2018 bonus were issued under the 2017 Equity Plan.

The Schatzman Employment Agreement entitled him to an incentive grant of restricted shares of Common Stock. Pursuant to a restricted stock award agreement dated January 8, 2018 (the “Schatzman Award Agreement”), the Company granted Mr. Schatzman: (i) 48,450 fully vested shares of Common Stock and (ii) 1,052,492 shares of Common Stock with vesting terms set forth in the Schatzman Award Agreement (the “Restricted Incentive Stock”). As further discussed in the footnotes to the 2019 Summary Compensation Table above, on May 24, 2019, 52,625 shares of the Restricted Incentive Stock vested.

The Schatzman Employment Agreement also provides that if the Company at any time terminates Mr. Schatzman’s employment without Cause (as defined in the Schatzman Employment Agreement), or if Mr. Schatzman voluntarily terminates the agreement with Good Reason (as defined in the Schatzman Employment Agreement), Mr. Schatzman will be entitled to (i) a lump sum cash payment equal to the sum of his then current base salary for a period of 12 months, (ii) a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs (based on an amount equal to his then applicable annual bonus target percentage multiplied by his then applicable base salary) and (iii) the full vesting of unvested Restricted Incentive Stock.

If the Company elects not to renew the Schatzman Employment Agreement by providing notice of non-renewal at least 180 days before the end of the then current term, Mr. Schatzman will be entitled to a lump sum cash payment equal to the sum of his then current base salary for a period of 12 months and a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs (based on an amount equal to his then applicable annual bonus target percentage multiplied by his then applicable base salary). Mr. Schatzman’s prior grants of Restricted Incentive Stock, to the extent then vested, shall remain outstanding in accordance with their terms and any unvested Restricted Incentive Stock shall lapse and be forfeited.

Additionally, upon a Change in Control (as defined in the Schatzman Employment Agreement), any unvested portion of his Restricted Incentive Stock shall immediately vest.

The Schatzman Employment Agreement also provides that Mr. Schatzman is eligible for health insurance and disability insurance and other customary employee benefits. The Schatzman Employment Agreement also contains customary non-competition and non-solicitation covenants and covenants regarding the treatment of confidential information.

Overview of Compensation for Benjamin Atkins, Chief Financial Officer

Mr. Atkins currently serves as Chief Financial Officer of the Company. There is no employment agreement with Mr. Atkins and his employment is “at will.”

Prior to April 1, 2018, Mr. Atkins’s annual base salary was $275,000. Effective April 1, 2018, Mr. Atkins’s annual base salary was increased to $308,000. Mr. Atkins is eligible for an annual bonus with a target of 50% of his annual base salary based upon the achievement of performance targets established by the Board from time to time and a minimum bonus payment of 25% of his base salary.

Mr. Atkins is eligible for health insurance and disability insurance and other customary employee benefits.

Overview of Compensation for Krysta De Lima, General Counsel and Corporate Secretary

Ms. De Lima currently serves as General Counsel and Corporate Secretary of the Company. There is no employment agreement with Ms. De Lima and her employment is “at will.”

Prior to April 1, 2018, Ms. De Lima’s annual base salary was $275,000. Effective April 1, 2018, Ms. De Lima’s annual base salary was increased to $308,000. Ms. De Lima is eligible for an annual bonus with a target of 50% of her annual base salary based upon the achievement of performance targets established by the Board from time to time. There is no minimum threshold for any such bonus.

Ms. De Lima is eligible for health insurance and disability insurance and other customary employee benefits.

Termination and Change in Control

The employment agreements of Mr. Schatzman provide for the payment of certain severance benefits upon termination. For additional information about the payment of certain severance benefits upon termination, including in connection with a change of control, please see the overview of compensation for the Company’s named executive officers and the footnotes to the Outstanding Equity Awards Table.

Pension/Retirement Benefits

The Company does not provide a qualified defined benefit pension plan or any non-qualified supplemental executive retirement benefits to any of its executive officers or directors. However, eligible executive officers and directors participate in a defined contribution retirement plan (the “401(k) Plan”) which allows them to contribute up to 100% of their compensation up to the maximum permitted by the Internal Revenue Code. The Company does not make matching contributions. The 401(k) Plan is sponsored and maintained by the Company.

Additional Benefit Programs

Certain officers and directors are entitled to the following benefits: parking, health insurance, life insurance and accidental death and dismemberment.

OUTSTANDING EQUITY AWARDS AT FISCAL 2019 YEAR-END

The following table provides information concerning outstanding equity awards as of December 31, 2019 granted to the to the Company’s named executive officers.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Matthew K. Schatzman	140,332	(2)	861,638	789,369	(3)	4,846,726
Benjamin Atkins	—		—	478,121	(4)	2,935,663
Krysta De Lima	—		—	355,526	(5)	2,182,930

(1)	The market value of the unvested stock awards is based on the closing price of Common Stock on December 31, 2019 ($6.14).

(2)

Reflects the unvested portion of a restricted stock award that vests in three equal installments on the first, second and third anniversaries of September 18, 2018. See narrative discussion above regarding treatment of the award upon termination of employment.

(3)

Reflects the unvested portion of the 2018 Schatzman Stock Award that vests as follows: (i) 210,498 shares vest upon execution of one or more binding tolling or LNG sales and purchase agreements, with customary conditions precedent, providing for an aggregate of at least 3.825 million tons of LNG per annum (the “LNG SPA Milestone”) and (ii) 578,871 shares vest upon the affirmative vote of the Board to make a final investment decision on the Company’s Rio Grande LNG project (the “FID Milestone”). Unvested portions of the 2018 Schatzman Stock Award fully vest upon a Change of Control (as defined in the applicable award agreement), subject to Mr. Schatzman’s employment through such date. See narrative discussion above regarding treatment of the Schatzman Stock Award upon termination of employment.

(4)

Reflects the unvested portion of an award of 2017 Restricted Shares granted to Mr. Atkins that vest as follows: (i) 124,021 shares vest upon the LNG SPA Milestone and (ii) 354,100 shares vest upon the FID Milestone. During 2019, an aggregate of 25,473 2017 Additional Shares that were issuable to Mr. Atkins upon the achievement of the FID Milestone by June 30, 2019 were forfeited due to such milestone not being timely achieved on or before such date and 27,937 2017 Additional Shares that were issuable to Mr. Atkins upon the execution of the Trains 1 and 2 EPC Agreement vested. “2017 Restricted Shares” means shares of Common Stock issuable in respect of unvested profits interests granted under the equity incentive plan previously maintained by NextDecade LLC and “2017 Additional Shares” means shares of Common Stock issuable upon the Company’s achievement of the FID Milestone.

(5)

Reflects the unvested portion of an award of 2017 Restricted Shares granted to Ms. De Lima that vest as follows: (i) 92,221 shares vest upon the LNG SPA Milestone and (ii) 263,305 shares vest upon the FID Milestone. During 2019, an aggregate of 18,942 2017 Additional Shares that were issuable to Ms. De Lima upon the achievement of the FID Milestone by June 30, 2019 were forfeited due to such milestone not being timely achieved on or before such date and 20,774 2017 Additional Shares that were issuable to Ms. De Lima upon the execution of the Trains 1 and 2 EPC Agreement vested.

2017 Equity Plan

On December 15, 2017, the Company’s stockholders approved the 2017 Equity Plan and the 2017 Equity Plan became effective by its terms on such date. On April 29, 2020, the Board approved an amendment to the 2017 Equity Plan, subject to approval by the Company’s stockholders. The purpose of the 2017 Equity Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. Persons eligible to receive awards under the 2017 Equity Plan include our employees, non-employee members of the Board, consultants, or other personal service providers of the Company or any of its subsidiaries. The 2017 Equity Plan authorizes the issuance of up to 5,262,461 shares of Common Stock, subject to certain adjustments under the 2017 Equity Plan. Awards covering 1,769,303 shares of Common Stock were granted under the 2017 Equity Plan during the fiscal year 2019.

Equity Compensation Plan Information

The following provides certain aggregate information with respect to the Company’s equity compensation plans in effect as of December 31, 2019.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Security Holders	—		—		1,254,653(1)
Equity Compensation Plans Not Approved by Security Holders	1,324,027	(2)	—	(3)	—
Total	1,324,027		—		1,254,653

(1)	Consists of shares of Common Stock issuable in respect of outstanding awards granted under the 2017 Stock Equity Plan.
(2)	Consists of 2017 Restricted Shares, which become vested based upon the achievement of certain milestones, as described under Outstanding Equity Awards at Fiscal 2019 Year-End.

(3)

The weighted average exercise price does not take into account 2017 Restricted Shares. These awards are described under Outstanding Equity Awards at Fiscal 2019 Year-End, which description is incorporated herein by reference.

2019 DIRECTOR COMPENSATION

The following table details the compensation received by each non-employee member of the Board who has not been appointed to the Board pursuant to any agreement or arrangement with the Company (“Non-affiliate Director”) and who served during the fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Total ($)
Sir Frank Chapman	—		33,334	(1)	33,334
L. Spencer Wells	91,250	(2)	36,908	(3)	128,158

(1)

The amount noted reflects the grant date fair value, based on the closing price of Common Stock on the date of grant of $6.14 per share, of 5,429 shares of Common Stock granted to Sir Frank on December 31, 2019.

(2)

The amount noted consists of (i) $76,250 paid as annual retainer fees, (ii) $10,000 paid as ad hoc committee fees, and (iii) $5,000 paid for his service as Chairman of the Audit Committee, all of which were earned and paid pursuant to the Company’s director compensation policy described below.

(3)

Mr. Wells was granted 1,081 and 4,886 shares of Common Stock on October 14, 2019 and December 31, 2019, respectively. The amount noted reflects the grant date fair values based on the closing prices of Common Stock on October 14, 2019 and December 31, 2019 of $6.39 per share and $6.14 per share, respectively.

Narrative Discussion

Prior to October 2019, each Non-affiliate Director received an annual cash retainer of $75,000. In addition, each Non-affiliate Director received $5,000 per month for any ad hoc committee of the Board on which the Board appointed such director to serve.

Effective October 2019, following its review of an analysis of a selected group of energy and general industry companies’ director compensation programs performed by the Company’s independent compensation consultant, the Board, on the recommendation of the Compensation Committee, adopted a director compensation policy (the “Director Compensation Policy”) designed to provide a total compensation package that enables the Company to attract and retain, on a long-term basis, highly qualified Non-affiliate Directors. Under the Director Compensation Policy, which was amended in December 2019 to modify the form and timing of consideration paid thereunder, each Non-affiliate Director is paid an annual cash retainer of $80,000 (the “Annual Board Cash Retainer”), which Non-affiliate Directors may elect to receive in the form of shares of restricted stock in lieu of cash, and an annual cash retainer of $15,000 for each standing committee of the Board of which such director serves as the chairperson, except that the chairperson of the Audit Committee is entitled to receive an annual cash retainer of $20,000. The annual cash retainers are prorated for partial years of service. In addition, under the Director Compensation Policy, each Non-affiliate Director will be granted, in one or more installments, a number of shares of Common Stock equal to $120,000 divided by the closing price of the Common Stock on Nasdaq on the date of such grant or, if such grant date was not a trading day, then the last trading day occurring prior to such grant date. The awards of shares of restricted Common Stock to be issued will be prorated based on the actual days of service on the Board and the terms and conditions of such awards, including vesting terms and transferability, will be as set forth in the Company’s standard award agreement, in the form adopted from time to time by the Board or the Compensation Committee, provided, that all such awards shall vest during the year in which they are granted. The shares of Common Stock issued under the Director Compensation Policy are issued under and subject to the 2017 Equity Plan or any successor plan. There are no per- meeting attendance fees for Non-affiliate Directors for attending Board meetings. Each director of the Company, including Board observers, are entitled to receive reimbursement of all reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board. Such reimbursement is in addition to the compensation provided for the Director Compensation Policy.

The Company adopted a stock ownership policy for Non-affiliate Directors in December 2019. Pursuant to such policy, Non-affiliate Directors are expected to own a number of shares of Common Stock equal to five times the Annual Board Cash Retainer divided by the closing price of the Common Stock on Nasdaq on the date of calculation. The number of shares of Common Stock to be held by Non-affiliate Directors will be calculated on the first trading day of each calendar year based on such shares’ fair market value. Each Non-affiliate Director is expected to satisfy the stock ownership requirement within three years of the date such individual became subject to the policy or the date of any increase in the Annual Board Cash Retainer.

PROPOSAL NO. 2 – APPROVAL OF AMENDMENT TO THE 2017 EQUITY PLAN

The Board is asking you to approve an amendment to the Company’s 2017 Omnibus Incentive Plan (as amended, the “Amended 2017 Equity Plan”) to increase the amount of awards under the 2017 Equity Plan that can be granted to the Company’s non-employee directors in any calendar year. The 2017 Equity Plan was originally approved by the Board on October 10, 2017 and the Company’s stockholders on December 15, 2017.  The Amended 2017 Equity Plan was approved by the Board on April 29, 2020 and will only become effective if approved by the stockholders at the Annual Meeting.

There has not been an increase to the amount of awards that can be granted to the non-employee directors in any calendar year under the 2017 Equity Plan since the 2017 Equity Plan was originally approved by the Company’s stockholders on December 15, 2017. This increase is necessary to continue to provide competitive, long-term incentives to the non-employee directors and to continue to link the non-employee directors’ compensation to their performance. Currently, the 2017 Equity Plan provides that no non-employee director may be granted, during any calendar year, awards thereunder having a fair value (determined on the date of grant) that exceeds $150,000 when added to all cash compensation paid to the non-employee director during that same calendar year. To remain competitive and provide our non-employee directors with long-term incentives, the Board has approved and is asking you to approve an amendment to the 2017 Equity Plan to increase the $150,000 limit to $300,000.

Key Plan Attributes

The Amended 2017 Equity Plan contains several features designed to protect shareholder interests and to reflect our compensation principles and practices, including:

●	Sets a fixed number of shares authorized for issuance, requiring stockholder approval for any increases;
●	No “evergreen” share provisions;
●	No granting of discounted options or stock appreciation rights (“SARs”);
●	Limits on size of individual grants;
●	No award repricing without stockholder approval;
●	No liberal share counting or “recycling” of shares that have been used for certain net withholding or to net exercise;
●	No excise tax-gross ups on change in control;
●	Broad discretion to determine the treatment of awards on a change in control; and
●	Permits clawback of benefits for bad acts during and after service.

Material Terms of the Amended 2017 Equity Plan

The following summary of the material terms of the Amended 2017 Equity Plan is qualified in its entirety by the full text of the Amended 2017 Equity Plan, which has been filed as Appendix A to this Proxy Statement that was filed electronically with the SEC and can be reviewed on the SEC’s website at www.sec.gov. You may also obtain, free of charge, a copy of the Amended 2017 Equity Plan by writing to the Secretary, NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002.

Eligible Persons

Persons eligible to receive awards under the Amended 2017 Equity Plan include our employees, non-employee members of our Board, consultants, or other personal service providers of the Company or any of its subsidiaries. The Administrator (as defined below) determines from time to time the participants to whom awards will be granted. As of December 31, 2019, approximately 74 employees, two non-employee members of our Board, and 14 consultants and other personal service providers of the Company and its subsidiaries were eligible to participate in the Amended 2017 Equity Plan on the basis that, if granted awards under the Amended 2017 Equity Plan, their interests would be further aligned with those of the Company’s stockholders.

Administration

Our Board or one or more committees appointed by our Board will administer the Amended 2017 Equity Plan. For this purpose, our Board has delegated general administrative authority for the Amended 2017 Equity Plan to the NCGC Committee.  The NCGC Committee may delegate certain limited award grant authority to one or more officers of the Company, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision). The appropriate acting body, be it our Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this summary as the “Administrator.” The Administrator determines the number of shares of Company stock that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares of Common Stock or the award. Along with other authority granted to the Administrator under the Amended 2017 Equity Plan, the Administrator may (i) determine the recipients of awards, (ii) prescribe the restrictions, terms and conditions of all awards, (iii) interpret the Amended 2017 Equity Plan and terms of the awards, (iv) adopt rules for the administration, interpretation and application of the Amended 2017 Equity Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Amended 2017 Equity Plan or any award thereunder, (vii) make all determinations it deems advisable for the administration of the Amended 2017 Equity Plan, (viii) decide all disputes arising in connection with the Amended 2017 Equity Plan and to otherwise supervise the administration of the Amended 2017 Equity Plan, (ix) subject to the terms of the Amended 2017 Equity Plan, amend the terms of an award in any manner that is not inconsistent with the Amended 2017 Equity Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any award at any time (including, but not limited to, upon a change of control or upon termination of service under certain circumstances, as set forth in the award agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Amended 2017 Equity Plan by eligible persons who are foreign nationals or employed outside of the United States.

Incentive Awards

The Amended 2017 Equity Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, cash performance awards as well as other awards (described in the Amended 2017 Equity Plan) that are responsive to changing developments in management compensation. The Amended 2017 Equity Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. An option or SAR will expire no later than ten years from the date of grant. Awards will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option. A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share of Common Stock on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a nonstatutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Material U.S. Federal Income Tax Consequences,” below. ISOs also are subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the Amended 2017 Equity Plan. Full payment for shares of Common Stock purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR but will not be less than the fair market value of a share of Common Stock on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Stock. A restricted stock award is typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted by the Administrator to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

Restricted Stock Units. A restricted stock unit is similar to a SAR except that it entitles the recipient to receive an amount equal to the fair market value of a share of Common Stock.

Authorized Shares; Limits on Awards; Lapsed Awards

The maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the Amended 2017 Equity Plan equals 5,262,461, subject to certain adjustments under the Amended 2017 Equity Plan. The total number of shares of Common Stock that may be issued for awards to any single participant other than non-employee directors during a calendar year for (i) stock options is 200,000, (ii) SARs is 200,000, (iii) restricted stock that vest in full or in part based on the attainment of performance goals is 200,000, and (iv) restricted stock units that vest in full or in part based on the attainment of performance goals is 200,000.  The maximum amount that may become payable to any single participant during a calendar year for cash awards is $300,000. If any outstanding award under the Amended 2017 Equity Plan is canceled, expired, forfeited, surrendered, terminated or settled by delivery of fewer shares of common stock than the number underlying an applicable award, the shares of common stock subject to the cancelled, expired, forfeited, surrendered, terminated, or settled without payment portion of the award shall be added to the maximum number of shares of Common Stock authorized under the Amended 2017 Equity Plan. Notwithstanding the foregoing, shares of common stock that are (i) withheld from an award in payment of the exercise, base or purchase price or taxes relating to such an award, or (ii) not issued or delivered as a result of the net settlement of an outstanding stock option or SAR under the Amended 2017 Equity Plan, as applicable, will not be available for future awards under the Amended 2017 Equity Plan. As of April 28, 2020, the per share price of the Common Stock was $1.79.

Material U.S. Federal Income Tax Consequences

The following summary briefly describes current U.S. federal income tax consequences of rights under the Amended 2017 Equity Plan. The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Amended 2017 Equity Plan are encouraged to consult their own professional tax advisors concerning tax aspects of rights under the Amended 2017 Equity Plan and should be aware that tax laws may change at any time.

Stock Options. A participant to whom an incentive stock option, within the meaning of Section 422 of the Code, is granted generally will not recognize income at the time of grant or exercise of such option (although special alternative minimum tax rules may apply to the participant upon option exercise). No federal income tax deduction will be allowable to the Company upon the grant or exercise of such incentive stock option.

When the participant sells shares of Common Stock acquired through the exercise of an incentive stock option more than one year after the date of transfer of such shares and more than two years after the date of grant of such incentive stock option, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price, for which the Company is not entitled to a federal income tax deduction. If the participant does not hold such shares for this period, when the participant sells such shares, the participant will recognize ordinary income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary income.

A participant to whom a nonqualified stock option is granted will not recognize income at the time of grant of such option. When such participant exercises a nonqualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value as of the date of a nonqualified stock option exercise of the shares of common stock of the Company that the participant receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the participant’s gross income, and the participant’s holding period for such shares will commence on the day after which the participant recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of nonqualified options in an amount equal to the ordinary income recognized by the participant. Any gain or loss recognized upon a subsequent sale or exchange of the shares of common stock of the Company is treated as capital gain or loss for which the Company is not entitled to a deduction.

Stock Appreciation Rights. When a stock appreciation right is granted, there are no income tax consequences for the participant or the Company. When a stock appreciation right is exercised, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon exercise. The Company is entitled to a deduction equal to the compensation recognized by the participant

Restricted Stock. Unless an election is made by the participant under section 83(b) of the Code, the grant of an award of restricted stock will have no immediate tax consequences to the participant, and the Company will not be allowed a tax deduction at the time the restricted stock are granted. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the participant and the Company), a participant will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock for which the restrictions lapse, less any amount paid, and the Company will be allowed a corresponding tax deduction at that time. The participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The participant’s holding period for tax purposes will commence on the date on which the restrictions lapse.

A participant may make an election under section 83(b) of the Code within 30 days after the date of grant of an award of restricted stock to recognize ordinary income on the date of award based on the fair market value of shares of common stock of the Company on such date, less any amount the participant paid for such common stock, and the Company will be allowed a corresponding tax deduction at that time. A participant making such an election will have a tax basis in the restricted stock equal to the sum of the amount the participant recognizes as ordinary income and any amount paid for such restricted stock, and the participant’s holding period for such restricted stock for tax purposes will commence on the grant date. Any future appreciation in the common stock will be taxable to the participant at capital gains rates. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant’s Section 83(b) election.

With respect to restricted stock upon which restrictions have lapsed, when the participant sells such shares, the participant will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options

Restricted Stock Units. A participant to whom a restricted stock unit is granted generally will not recognize income at the time of grant. Upon delivery of shares of common stock of the Company or cash in respect of an restricted stock unit, a participant will recognize ordinary income in an amount equal to the amount of cash or the fair market value of the shares of common stock for which the restrictions lapse, less any amount paid (although the participant may become subject to employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise), and the Company will be allowed a corresponding tax deduction at that time. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the Company is not entitled to a deduction.

Stock Awards and Cash Performance Awards. With respect to cash performance awards and stock awards paid in cash or shares of common stock of the Company, participants will generally recognize ordinary income equal to the fair market value of the shares of common stock or the amount of cash paid on the date on which delivery of shares or payment in cash is made to the participant and the Company will generally be allowed a corresponding tax deduction at that time.

Each participant under the Plan will be responsible for payment of any taxes or similar charges required by law to be paid or withheld with respect to any award.  Any required withholdings must be paid by participants on or prior to the payment or other event that results in taxable income with respect to an award.  The award agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting participants to elect to satisfy the withholding obligation by tendering shares of common stock of the Company to the Company or having the Company withhold a number of shares of common stock having a value equal to the minimum statutory tax or similar charge required to be paid or withheld.

If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A may impose additional taxes, interest and penalties on recipients of awards under the Amended 2017 Equity Plan. All grants made under the Amended 2017 Equity Plan are designed and intended to either be exempt from or comply with Section 409A of the Code to avoid such additional taxes, interest and penalties.  However, in the event that the Administrator determines that the awards are subject to Section 409A, the Administrator shall have the authority to take such actions and to make such changes to the Amended 2017 Equity Plan or an award agreement as the Administrator deems necessary to comply with such requirements; provided, that no such action shall materially and adversely affect any outstanding award without the consent of the affected participant. Neither the Administrator nor the Company is obligated to ensure that awards comply with Code Section 409A or to take any actions to ensure such compliance.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding shares of Common Stock by reason of a recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution, merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change that affects our common stock, the aggregate number of shares of common stock available under the Amended 2017 Equity Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Administrator deems necessary or appropriate. In addition, the Administrator may adjust the terms and conditions of awards in recognition of unusual or nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

Termination of or Changes to the Amended 2017 Equity Plan

Our Board may amend or terminate the Amended 2017 Equity Plan at any time and in any manner. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by our Board, the Amended 2017 Equity Plan will terminate on December 15, 2027. Generally speaking, the NCGC Committee may amend outstanding awards in a manner consistent with the Amended 2017 Equity Plan, subject, however, to the consent of the holder if the amendment materially and adversely affects such holder.

Acceleration of Awards; Possible Early Termination of Awards

Upon a change of control of the Company, unless otherwise provided in an award agreement, the Administrator is authorized, but not obligated, to make adjustments in the terms and conditions of the outstanding awards, including, among others, (i) continuing or assuming such outstanding awards, (ii) substituting such outstanding awards for awards with substantially the same terms, (iii)  accelerating the exercisability, vesting and/or payment under such outstanding awards, or (iv) cancelling all or any portion of such outstanding awards for fair value (in the form of cash, shares of Common Stock, other property or any combination thereof) as determined in the sole discretion of the Administrator.  For this purpose, a “change of control” is defined to include (i) the acquisition by certain persons that results in such persons becoming the beneficial ownership of more than 50% of the voting power of the then outstanding voting securities of the Company, (ii) certain changes in the majority of the Board, (iii) the sale of all or substantially all of the Company’s assets, and (iv) the consummation of certain reorganizations, mergers or consolidations.

Transfer Restrictions

Subject to certain exceptions, awards under the Amended 2017 Equity Plan are not assignable or transferable by the recipient and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge.

New Plan Benefits

The specific individuals who will be granted awards under the Amended 2017 Equity Plan and the type and amount of such awards will be determined by the Administrator.  The number, value and type of Award to be granted to such individuals under the Amended 2017 Equity Plan in the future is undeterminable.

Vote Required for Approval

The affirmative vote of a majority in voting power of the Voting Shares present at the Annual Meeting or by proxy at a meeting at which a quorum is present and entitled to vote at the meeting is required to approve the Amended 2017 Equity Plan.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the amendment to increase the amount of awards under the Amended 2017 Equity Plan that can be granted to the Company’s non-employee directors in any calendar year.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE AMENDED 2017 EQUITY PLAN

Certain directors will be eligible to receive an increased amount of awards under the Amended 2017 Equity Plan if it is approved by a majority of the Company’s stockholders at the Annual Meeting.  Accordingly, Company directors have a substantial interest in the approval of the Amended 2017 Equity Plan.

PROPOSAL NO. 3 – SELECTION AND RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND AUDITORS

The Audit Committee and the Board seek stockholder ratification of the reappointment of Grant Thornton LLP (“Grant Thornton”) to act as the independent registered public accountants and auditors of our consolidated financial statements for the 2020 fiscal year. If the stockholders do not ratify the appointment of Grant Thornton, the Audit Committee will reconsider this appointment. Representatives of Grant Thornton are expected to be present at the Annual Meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so.

The affirmative vote of a majority in voting power of the Voting Shares present at the Annual Meeting or by proxy at a meeting at which a quorum is present and entitled to vote at the meeting is required to ratify the selection of the independent auditors.

The Board unanimously recommends that the stockholders vote “FOR” the ratification of the reappointment of Grant Thornton as the Company’s independent registered public accountants and auditors for fiscal year 2020.

Independent Auditors and Fees

Grant Thornton was the Company’s independent registered public accounting firm for the years ended December 31, 2019 and 2018.

The following table presents (i) fees for professional audit services rendered by Grant Thornton for the audit of the Company’s annual financial statements for the year ended December 31, 2019 and 2018:

	Year Ended December 31,
	2019	2018
Audit fees(1)	$215,025	$175,037
Audit-Related fees(2)	220,000	—
Total	$435,025	$175,037

(1)

Audit fees: Consist of fees billed for professional services rendered for audits of the Company’s consolidated financial statements, for the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation.

(2)	Audit-related fees: Consist of fees billed for professional services rendered for audits of certain Company subsidiaries’ financial statements not required by statute or regulation.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the independent auditors. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Requests for approval are generally submitted at a meeting of the Audit Committee. The Audit Committee may delegate pre-approval authority to a committee member, provided that any decisions made by such member shall be presented to the full committee at its next scheduled meeting.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our voting securities as of April 29, 2020:

●	each person who is known to us to be the beneficial owner of more than 5% of our voting securities;
●	each of our directors; and
●	each of our named executive officers and all of executive officers and directors as a group.

Such table is based on information supplied by officers, directors, principal stockholders and the Company’s transfer agent, and information contained in Schedules 13D and 13G filed with the SEC.

Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable.

	Shares of Common Stock Beneficially Owned(**)		Percentage of Common Stock Beneficially Owned(%)	Owned(**) Shares of Series A Convertible Preferred Stock Beneficially Owned(**)		Percentage of Series A Convertible Preferred Stock Beneficially Owned(%)	Owned(**) Shares of Series B Convertible Preferred Stock Beneficially Owned(**)		Percentage of Series B Convertible Preferred Stock Beneficially Owned(%)
Name
Executive Officers and Directors:
Matthew K. Schatzman	1,143,902	(1)	* %	—		—%	—		—%
Benjamin Atkins	120,560		* %	—		—%	—		—%
Krysta De Lima	86,647		* %	—		—%	—		—%
Avinash Kripalani	—		—%	—		—%	—		—%
William Vrattos	—		—%	—		—%	—		—%
David Magid	—		—%	—		—%	—		—%
Thanasi Skafidas	—		—%	—		—%	—		—%
Brian Belke	—		—%	—		—%	—		—%
David Gallo	—		—%	—		—%	—		—%
L. Spencer Wells	42,322		* %	—		—%	—		—%
Eric S. Rosenfeld	1,464,250	(2)	1.2%	—		—%	—		—%
Taewon Jun	—		—%	—		—%	—		—%
Khalifia Abdulla Al Romaithi	—		—%	—		—%	—		—%
Sir Frank Chapman	25,879		* %	—		—%	—		—%
All directors and executive officers as a group (14 persons)	2,886,560		2.4%	—		—%	—		—%
5% Stockholders:
Raymond Eisbrenner	8,714,132	(3)	7.2%	—		—%	—		—%
Ninteenth Investment Company LLC	10,074,482	(4)	8.4	—		—%	—		—%
YCMGA Entities	57,873,196	(5)	48.0%	12,319	(6)	20.0%	5,642	(7)	9.6%
Valinor Entities	19,551,334	(8)	16.2%	4,216	(9)	6.8%	5,641	(10)	9.6%
Bardin Hill Entities	9,557,346	(11)	7.9%	2,031	(12)	3.3%	3,718	(13)	6.3%
HGC NEXT INV LLC	—		—%	43,177	(14)	69.9%	8,627	(15)	14.6%
BlackRock, Inc.	—		—%	—		—%	35,395	(16)	60.0%

*	Indicates beneficial ownership of less than 1% of the total outstanding Common Stock.
**

“Beneficial ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, shares of Common Stock not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of April 29, 2020 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Since the Series A Preferred Stock, the Series B Preferred Stock, the warrants issued together with the Series A Preferred Stock (the “Series A Warrants”) and the warrants issued together with the Series B Preferred Stock (the “Series B Warrants”) are not convertible into, or exercisable for, Common Stock within 60 days of April 29, 2020, shares of Common Stock issuable upon such conversion or exercise are not reflected as beneficially owned by the respective principal stockholders in the table above.

(1)

Includes 140,332 shares of restricted stock subject to time-based vesting requirements and 789,369 shares of restricted stock subject to performance-based vesting requirements, in each case issued under the 2017 Equity Plan.

(2)

Includes 90,744 shares of Common Stock held by the Rosenfeld Children’s Successor Trust of which Mr. Rosenfeld is trustee. Also includes 96,232 shares of Common Stock issuable upon exercise of warrants.

(3)	The address of Mr. Eisbrenner is 214 N. Tranquil Path, The Woodlands, TX 77380.

(4)

Ninteenth is a limited liability company organized under the laws of the Emirate of Abu Dhabi. Mubadala Investment Company PJSC, a public joint stock company established under the laws of the Emirate of Abu Dhabi, is the sole owner of Mamoura Diversified Global Holding PJSC, a public joint stock company established under the laws of the Emirate of Abu Dhabi, which owns 99% of Ninteenth.  Accordingly, Mubadala Investment Company PJSC and Mamoura Diversified Global Holding PJSC may be deemed to have shared voting and investment power over the shares held by Ninteenth. Ninteenth’s address is Al Mamoura A, P.O. Box 45005, Abu Dhabi, United Arab Emirates.

(5)

Consists of 12,628,348 shares of Common Stock held by York Credit Opportunities Investments Master Fund, L.P.; 2,522,723 shares of Common Stock held by York European Distressed Credit Fund II, L.P.; 13,567,803 shares of Common Stock held by York Multi-Strategy Master Fund, L.P.; 11,751,923 shares of Common Stock held by York Credit Opportunities Fund, L.P.; 9,240,977 shares of Common Stock held by York Capital Management, L.P.; and 8,161,422 shares of Common Stock held by York Select Strategy Master Fund L.P. (together with York Tactical Energy Fund, L.P. (“York Tactical”) and York Tactical Energy Fund PIV-AN, L.P. (“York Tactical PIV”), the “YCMGA Entities”).  York Capital Management Global Advisors, LLC (“YCMGA”) is the senior managing member of the general partner of each of the YCMGA Entities.  James G. Dinan is the chairman of, and controls, YCMGA. Each of YCMGA and James G. Dinan has voting and investment power with respect to the securities owned by each of the YCMGA Entities and may be deemed to be beneficial owners thereof. Each of YCMGA and James G. Dinan disclaims beneficial ownership of the reported securities except to the extent of their pecuniary interests therein. The business address of the YCMGA Entities is 767 Fifth Avenue, 17th Floor, New York, NY 10153.

(6)

Consists of 3,131 shares of Series A Preferred Stock held by York Credit Opportunities Investments Master Fund, L.P.; 626 shares of Series A Preferred Stock held by York European Distressed Credit Fund II, L.P.; 3,363 shares of Series A Preferred Stock held by York Multi-Strategy Master Fund, L.P.; 2,910 shares of Series A Preferred Stock held by York Credit Opportunities Fund, L.P.; and 2,289 shares of Series A Preferred Stock held by York Capital Management, L.P.  None of such shares are convertible into shares of Common Stock within 60 days of April 29, 2020.

(7)

Consists of 1,880 shares of Series B Preferred Stock held by York Tactical and 3,762 shares of Series B Preferred Stock held by York Tactical PIV (together with York Tactical, the “York Tactical Energy Funds”). None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 29, 2020.

(8)

Consists of 10,904,733 shares of Common Stock held by Valinor Capital Partners Offshore Master Fund, L.P.; 4,813,971 shares of Common Stock held by VND Partners, L.P.; and 3,832,630 shares of Common Stock held by Valinor Capital Partners, L.P. (collectively, the “Valinor Entities”).  Valinor serves as investment manager to each of the Valinor Entities. David Gallo is the Founder, Managing Partner, and Portfolio Manager of Valinor and is the managing member of Valinor Associates, LLC (“Valinor Associates”), which serves as general partner to Valinor Capital Partners, L.P., Valinor Capital Partners Offshore Master Fund, L.P. and VND Partners, L.P. Each of Valinor Management, Valinor Associates and David Gallo may be deemed to beneficially own the securities held by such fund and each of Valinor Management, Valinor Associates and David Gallo disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest.  The business address of the Valinor Entities is 510 Madison Avenue, 25th Floor, New York, NY 10022.

(9)

Consists of 3,120 shares of Series A Preferred Stock held by Valinor Capital Partners Offshore Master Fund, L.P. and 1,096 shares of Series A Preferred Stock held by Valinor Capital Partners, L.P. None of such shares are convertible into shares of Common Stock within 60 days of April 29, 2020.

(10)

Consists of 4,176 shares of Series B Preferred Stock held by Valinor Capital Partners Offshore Master Fund, L.P. and 1,465 shares of Series B Preferred Stock held by Valinor Capital Partners, L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 29, 2020.

(11)

Consists of 329,411 shares of Common Stock held by Bardin Hill Event-Driven Master Fund LP; 4,090,195 shares of Common Stock held by HCN L.P.; 2,641,178 shares of Common Stock held by Halcyon Mount Bonnell Fund LP; 1,741,349 shares of Common Stock held by Halcyon Energy, Power, and Infrastructure Capital Holdings LLC; and 647,713 shares of Common Stock held by First Series of HDML Fund I LLC (collectively, the “Bardin Hill Entities”). Beneficial ownership includes 107,500 shares of Common Stock issuable upon exercise of warrants held by Bardin Hill Event-Driven Master Fund LP. Bardin Hill serves as the investment manager to each of the Bardin Hill Entities. Investment decisions of Bardin Hill are made by one or more of its portfolio managers, including Jason Dillow, Kevah Konner, John Greene and Pratik Desai, each of whom has individual decision-making authority.  Jason Dillow is the Chief Executive Officer and Chief Investment Officer of Bardin Hill. Each of Bardin Hill, HCN GP LLC (in the case of HCN LP), Bardin Hill Fund GP LLC (in the case of Bardin Hill Event-Driven Master Fund LP,  First Series of HDML Fund I LLC and Halcyon Mount Bonnell Fund LP), Jason Dillow, Kevah Konner, John Greene and Pratik Desai may be deemed to beneficially own the securities held by such Bardin Hill Entity and each of Bardin Hill, HCN GP LLC, Bardin Hill Fund GP LLC, Jason Dillow, Kevah Konner,  John Greene and Pratik Desai disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest.  The business address of the Bardin Hill Entities is 299 Park Avenue, 24th Floor, New York, NY 10171.

(12)	Consists of 580 shares of Series A Preferred Stock held by First Series of HDML Fund I LLC; 186 shares of Series A Preferred Stock held by Bardin Hill Event-Driven Master Fund LP; and 1,265 shares of Series A Preferred Stock held by HCN L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 29, 2020.

(13)	Consists of 2,256 shares of Series B Preferred Stock held by First Series of HDML Fund I LLC; 201 shares of Series B Preferred Stock held by Bardin Hill Event-Driven Master Fund LP; and 1,261 shares of Series B Preferred Stock held by HCN L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 29, 2020.

(14)	HGC is a Delaware limited liability company. Haeyoung Lee is the sole Manager and the President of HGC and may be deemed to have voting and investment power over the shares held by HGC. HGC’s address is 300 Frank W. Burr Blvd., Suite 52, Teaneck, New Jersey 07666.

(15)	None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 29, 2020

(16)	The registered holders of the referenced shares to be registered are the following funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc.: ABR PE Investments II, LP, BOPA1, L.P., Coastline Fund, L.P., Fair Lane Investment Partners, L.P., Multi-Alternative Opportunities Fund (A), L.P., Multi-Alternative Opportunities Fund (B), L.P., Investment Partners V (A), LLC and SUNROCK DISCRETIONARY CO-INVESTMENT FUND II, LLC. BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities. On behalf of such investment adviser entities, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the reported securities. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of the reported securities held by such funds and accounts. The address of such funds and accounts, such investment adviser subsidiaries and such portfolio managers and/or investment committee members is 55 East 52nd Street, New York, New York 10055. Shares listed in the table as beneficially owned may not incorporate all shares deemed to be beneficially held by BlackRock, Inc. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 29, 2020.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Board adopted a written Related Person Transaction Policy on October 10, 2017, which addresses the reporting, review and approval or ratification of transactions with related persons. Although related person transactions can involve potential or actual conflicts of interest, the Company recognizes that such transactions may occur in the normal course of business or provide an opportunity that is in the best interests of the Company. The Related Person Transaction Policy is not designed to prohibit related person transactions; rather, it is to provide for timely internal review of prospective transactions, approval or ratification of transactions and appropriate oversight and public disclosure of transactions.

Pursuant to the Related Person Transaction Policy, any transaction or arrangement or series of transactions or arrangements between the Company, any subsidiary of the Company or any other company controlled by the Company participates, whether or not the Company is a party, and a “related person” in which such person will have a material direct or indirect interest must be submitted to the disinterested members of the Board for review, approval or ratification. A “related person” means any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons.

The disinterested members of the Board will consider all relevant factors when determining whether to approve or ratify a related person transaction, including whether such transaction is in, or not inconsistent with, the best interests of the Company, and whether such transaction is comparable to a transaction that could be available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons and whether such transaction. Specific types of transactions are excluded from the Related Person Transaction Policy, such as, for example, transactions in which the related person’s interest arises solely from his or her service as a director of, or direct or indirect ownership of less than a ten percent (10%) equity interest in, another entity that is a party to the transaction.

In addition to the Related Person Transaction Policy, the Code of Conduct requires that conflicts of interests involving persons other than directors, director nominees and executive officers must be approved by the Operations Committee.

The following is a discussion of transactions since January 1, 2018 between the Company and its executive officers, directors and stockholders owning 5% or more of the Common Stock:

Series A Preferred Stock Offerings

In August 2018, the Company entered into a Series A Convertible Preferred Stock Purchase Agreement (the “Series A Preferred Stock Purchase Agreements”) with each of (i) YCMGA, severally on behalf of certain funds or accounts managed by it or its affiliates (the “YCMGA Purchasers”), (ii) Valinor, severally on behalf of certain funds or accounts for which it is investment manager (the “Valinor Purchasers”), (iii) Bardin Hill, severally on behalf of certain funds or accounts managed by it or its affiliates (the “Bardin Hill Purchasers” and together with the YCMGA Purchasers and the Valinor Purchasers, the “Fund Purchasers”) and (iv) HGC (together with the Fund Purchasers, the “Series A Preferred Stock Purchasers”), pursuant to which the Company sold an aggregate of 50,000 shares of Series A Preferred Stock at $1,000.00 per share for an aggregate purchase price of $50 million, issued the Series A Warrants and issued an additional 1,000 shares of Series A Preferred Stock in aggregate as origination fees to the Series A Preferred Stock Purchasers (the “Series A Preferred Stock Offerings”).

In connection with the issuance of Series A Preferred Stock and pursuant to backstop commitment agreements with the Fund Purchasers dated April 11, 2018, as subsequently amended on August 3, 2018 (as amended, the “Backstop Agreements”), the Company also issued a total of 413,658 shares of Common Stock as fees to the Fund Purchasers.

The terms of the Series A Warrants are set forth in warrant agreements delivered to the Series A Preferred Stock Purchasers. Under such warrant agreements, the Series A Warrants represent the right to acquire a number of shares of Common Stock equal to approximately 71 basis points (0.71%) in the aggregate of the fully diluted shares of all outstanding shares of Common Stock on the exercise date with a strike price of $0.01 per share.  The Series A Warrants have a fixed three-year term commencing on the respective closings of the issuances of the Series A Preferred Stock.  The Series A Warrants may only be exercised by holders at the expiration of such three-year term; however, the Company can force exercise of the Series A Warrants prior to expiration of such term if the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of $7.50.

In connection with the Series A Preferred Stock Offerings, the Company and the Series A Preferred Stock Purchasers entered into registration rights agreements, certain of which were subsequently amended on December 7, 2018 (as amended, the “Registration Rights Agreements”).  Pursuant to the Registration Rights Agreements, the Company agreed to, among other things, file with the SEC a shelf registration statement to permit the public resale of shares of Common Stock underlying (i) the Series A Preferred Stock (including any Common Stock underlying the Series A Preferred Stock issued as payment-in-kind dividends) issued pursuant to the Series A Preferred Stock Purchase Agreements and the Backstop Agreements, as applicable, and (ii) the Series A Warrants (the securities described in clauses (i) and (ii), the “Registrable Securities”).  Further, the Company agreed to keep such shelf registration statement effective until the earliest of (i) the date all such Registrable Securities ceased to be Registrable Securities and (ii) the date all such Registrable Securities covered by such shelf registration statement can be sold publicly without restriction or limitation under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.  The Company filed such shelf registration statement with the SEC on December 20, 2018 and such registration statement became effective on December 26, 2018.

Additionally, upon the closing of the Series A Preferred Stock Offering to HGC, the Company and HGC entered into the 2018 HGC Series A Purchaser Rights Agreement.  Pursuant to the 2018 HGC Series A Purchaser Rights Agreement, the Company granted HGC the right to appoint one person to serve on the Board and a right of first refusal to purchase up to an aggregate of $350 million of any equity or equity-linked securities (including, without limitation, preferred equity, combinations of equity and/or any other instruments or forms of equity capital) in connection with the financing of the development, construction, commissioning and/or operation of the Project, in each case subject to certain exceptions. HGC may transfer such right of first refusal to an affiliate of HGC or Morgan Stanley Infrastructure, Inc. (or an affiliate thereof) without the Company’s consent or to one or more other third parties with the Company’s consent, subject to certain conditions.

Each Series A Preferred Stock Purchaser is a Company stockholder and, pursuant to the 2018 HGC Series A Purchaser Rights Agreement, a member of the Board was appointed by HGC and, pursuant to the Harmony Merger Agreement, three members of the Board were appointed by YCMGA, two members of the Board were appointed by Valinor and one member of the Board was appointed by Bardin Hill.

Series B Preferred Stock Offering

In May 2019, the Company entered into a Series B Convertible Preferred Stock Purchase Agreement (the “Series B Preferred Stock Purchase Agreements”) with each of (i) the York Tactical Energy Funds, (ii) the Valinor Purchasers, (iii) the Bardin Hill Purchasers, and (iv) HGC (together with the York Tactical Energy Funds, the Valinor Purchasers, and the Bardin Hill Purchasers, the “2019 Series B Preferred Stock Purchasers”) pursuant to which the Company sold an aggregate of 20,945 shares of Series B Preferred Stock at $1,000.00 per share for an aggregate purchase price of $20.945 million, issued the Series B Warrants and issued an additional 418 shares of Series B Preferred Stock in aggregate as origination fees to the 2019 Series B Preferred Stock Purchasers (the “2019 Series B Preferred Stock Offering”).

The terms of the Series B Warrants are set forth in warrant agreements delivered to each of the 2019 Series B Preferred Stock Purchasers. Under such warrant agreements, the Series B Warrants issued to the 2019 Series B Preferred Stock Purchasers represent the right to acquire a number of shares of Common Stock equal to approximately 30 basis points (0.30%) in the aggregate of the fully diluted shares of all outstanding shares of Common Stock on the exercise date with a strike price of $0.01 per share.  The Series B Warrants have a fixed three-year term commencing on the 2019 Series B Preferred Stock Offering Closing Date.  The Series B Warrants may only be exercised by holders at the expiration of such three-year term; however, the Company can force exercise of the Series B Warrants prior to expiration of such term if the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the then applicable conversion price of the Series B Preferred Stock and the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of parity stock.

In connection with the closing of the 2019 Series B Preferred Stock Offering, the Company and the 2019 Series B Preferred Stock Purchasers entered into registration rights agreements (the “Series B Preferred Stock Registration Rights Agreements”).  Pursuant to the Series B Preferred Stock Registration Rights Agreements, the Company agreed to, among other things, file with the SEC a shelf registration statement to permit the public resale of shares of Common Stock underlying (i) the Series B Preferred Stock (including any Common Stock underlying the Series B Preferred Stock issued as payment-in-kind dividends) issued pursuant to the Series B Preferred Stock Purchase Agreements and (ii) the Series B Warrants (the securities described in clauses (i) and (ii), the “Series B Registrable Securities”).  Further, the Company agreed to keep such shelf registration statement effective until the earlier of (i) the date all such Series B Registrable Securities ceased to be Series B Registrable Securities and (ii) the date all such Series B Registrable Securities covered by such shelf registration statement can be sold publicly without restriction or limitation under Rule 144 of the Securities Act, and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.   The Company filed such shelf registration statement with the SEC on August 14, 2019 and such registration statement became effective on September 19, 2019.

Additionally, upon the closing of the 2019 Series B Preferred Stock Offering, the Company and the 2019 Series B Preferred Stock Purchasers entered into purchaser rights agreements (the “Series B Purchaser Rights Agreements”).  Pursuant to the Series B Purchaser Rights Agreements, the Company granted the 2019 Series B Preferred Stock Purchasers a right of first refusal to purchase any project-level equity or equity-linked securities (including, without limitation, preferred equity, combinations of equity or any other instruments or forms of equity capital) issued to finance the development, construction, commissioning and/or operation of the Project.  The project-level equity rights shall be applied (i) as to a final investment decision (“FID”) on the first two liquefaction trains to be constructed as part of the Project, up to a maximum of $149.61 million, and (ii) as to a FID on the third liquefaction train to be constructed as part of the Project, up to a maximum of $59.84 million, for a combined total amount not to exceed $209.45 million. Such project-level equity rights are subject to certain transfer restrictions.  In addition, pursuant to the Series B Purchaser Rights Agreements, the Company granted the 2019 Series B Preferred Stock Purchasers the right to purchase their pro rata share of any future issuance of shares of Series C Convertible Preferred Stock of the Company issued prior to FID in accordance with the terms of the Series B Purchaser Rights Agreements.

Each 2019 Series B Preferred Stock Purchaser is a Company stockholder and, pursuant to the 2018 HGC Series A Purchaser Rights Agreement, a member of the Board was appointed by HGC and, pursuant to the Harmony Merger Agreement, three members of the Board were appointed by an affiliate of York Tactical Energy Funds, two members of the Board were appointed by the Valinor Purchasers and one member of the Board was appointed by the Bardin Hill Purchasers.

Private Placement of Common Stock

In October 2019, the Company entered into a Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”) with Ninteenth, pursuant to which the Company sold an aggregate of 7,974,482 shares of Common Stock for an aggregate purchase price of $50 million (the “Common Stock Issuance”). Pursuant to the Common Stock Purchase Agreement, the Company agreed to issue to Ninteenth an additional 398,724 shares of Common Stock on each of January 1, 2021 and July 1, 2021 if (i) FID does not occur on or before each of such dates and (ii) Ninteenth has not disposed of or transferred any of the shares acquired under the Common Stock Purchase Agreement prior to each of such dates.

In connection with the closing of the Common Stock Issuance, the Company and Ninteenth entered into a registration rights agreement, pursuant to which the Company agreed to, among other things, file with the SEC a registration statement to permit the public resale of shares of Common Stock issued in the Common Stock Issuance, which the Company filed on December 12, 2019.

Additionally, upon the closing of the Common Stock Issuance, the Company and Ninteenth entered into the NIC Purchaser Rights Agreement.  Pursuant to the NIC Purchaser Rights Agreement, the Company granted Ninteenth the right to appoint one person to serve on the Board and a right of first refusal to purchase up to an aggregate of $116.8 million of any equity or equity-linked securities or certain debt securities issued in connection with FID in addition to any other right of first refusal to purchase such securities that Ninteenth might otherwise be entitled to on the closing of the Common Stock Issuance.

Ninteenth is a Company stockholder and, pursuant to the NIC Purchaser Rights Agreement, a member of the Board was appointed by Ninteenth.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the Company’s financial statements, and the independent auditors are responsible for the examination of those statements.

In keeping with its responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2019 with management and the independent auditors, both with and without management present. In addition, the Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed under applicable Public Company Accounting Oversight Board (the “PCAOB”) rules. The Audit Committee has received the written disclosures and the letter from the independent auditors required by the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence, has discussed with the independent auditor all relationships between the auditors and the Company that may bear on the auditor’s independence and any relationships that may impact their objectivity and independence and has satisfied itself as to the auditor’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, the Audit Committee’s review of the audited financial statements as of and for the year ended December 31, 2019, representations of management and the report of the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Audit Committee of the Board of Directors,

Taewon Jun Avinash Kripalani Eric S. Rosenfeld
L. Spencer Wells

OTHER MATTERS

Neither the Company nor any of the persons named as proxies know of matters other than those described above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the direction of the Board.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 accompanies this Proxy Statement but is not to be deemed a part of the proxy soliciting material.

WHERE YOU CAN FIND MORE INFORMATION

Stockholders may also obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC without charge by writing to the Corporate Secretary at NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the SEC may also be accessed on the Company’s website at www.next-decade.com.

APPENDIX A

2017 omnibus incentive plan

as amended April 29, 2020, subject to stockholder approval

                   1.         Purpose.

            The purpose of the NextDecade Corporation 2017 Omnibus Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2.        Definitions. Wherever the following capitalized terms are used in the Plan and/or Award Agreement (as defined below), they shall have the meanings specified below:

“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Cash Performance Award or Stock Award granted under the Plan.

“Award Agreement” means a notice or an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant as provided in Section 15.2 hereof.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Cash Performance Award” means an Award that is denominated by a cash amount to an Eligible Person under Section 10 hereof and payable based on or conditioned upon the attainment of pre-established business and/or individual Performance Goals over a specified performance period.

“Cause” shall have the meaning set forth in Section 13.2 hereof.

“Change of Control” shall have the meaning set forth in Section 12.2 hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means (i) the Nominating, Corporate Governance and Compensation committee of the Board, (ii) such other committee of the Board appointed and empowered by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” means NextDecade Corporation, a Delaware corporation or any successor thereto.

“Date of Grant” means the date on which an Award under the Plan is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.

“Disability” shall mean, unless otherwise defined in an individual Award Agreement, the Participant has been unable to perform the essential duties, responsibilities and functions of Participant’s position with the Company and its subsidiaries by reason of any medically determinable physical or mental impairment for 180 days in any one (1) year period and has qualified to receive long-term disability payments under the Company’s long-term disability policy, as may be in effect from time to time. Participant shall cooperate in all respects with the Company if a question arises as to whether he has become subject to a Disability (including, without limitation, submitting to reasonable examinations by one or more medical doctors and other health care specialists selected by the Company and authorizing such medical doctors and other health care specialists to discuss Participant’s condition with the Company). Notwithstanding the foregoing, in the event that a Participant is party to an employment, severance or similar agreement with the Company or any of its affiliates and such agreement contains a definition of “Disability,” the definition of “Disability” set forth above shall be deemed replaced and superseded, with respect to such Participant, by the definition of “Disability” used in such employment, severance or similar agreement. However, in any case in which a benefit that constitutes or includes “nonqualified deferred compensation” subject to Section 409A would be payable by reason of Disability, the term “Disability” will mean a disability described in Treasury Regulations Section 1.409A-3(i)(4)(i)(A).

“Effective Date” shall have the meaning set forth in Section 16.1 hereof.

“Eligible Person” means any person who is an employee, Non-Employee Director, consultant or other personal service provider of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Persons” means York Capital Management Global Advisors, LLC, Valinor Management, LLC, Halcyon Capital Management LLC, Kathleen Eisbrenner and their respective affiliates.

“Fair Market Value” means, with respect to a share of Common Stock as of a given date of determination hereunder, for purposes of determining the exercise price per share of a Stock Option and the base price of a Stock Appreciation Right, the closing price as reported on the NASDAQ or other principal exchange on which the Common Stock is then listed on such date, or if the Common Stock was not traded on such date, then on the next preceding trading day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select. For all other purposes or if the Common Stock is not traded on any established stock exchange or national market system, “Fair Market Value” shall be such value as determined by the Board in its discretion and, to the extent necessary, shall be determined in a manner consistent with Section 409A of the Code and the regulations thereunder.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Performance Criteria” shall have the meaning set forth in Section 10.3 hereof.

“Performance Goals” shall have the meaning set forth in Section 10.4 hereof.

“Performance Stock Unit” means a Restricted Stock Unit designated as Performance Stock Unit under Section 9.1 hereof, to be paid or distributed based on or conditioned upon the attainment of pre-established business and/or individual Performance Goals over a specified performance period.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means the NextDecade Corporation 2017 Omnibus Incentive Plan as set forth herein, effective and as may be amended from time to time, as provided herein, and includes any sub-plan or appendix that may be created and approved by the Board to allow Eligible Persons of Subsidiaries to participate in the Plan.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Service” means a Participant’s employment with the Company or any Subsidiary or a Participant’s service as a Non-Employee Director, consultant or other service provider with the Company or any Subsidiary, as applicable.

“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the excess of the Fair Market Value of a share of Common Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 11 hereof.

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.         Administration.

3.1     Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board who are appointed by the Board to administer the Plan. To the extent deemed necessary by the Board, each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed, (ii) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act and (iii) an “outside director” under Section 162(m) of the Code. Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Neither the Company nor any member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2     Committee Authority. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan, (viii) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (ix) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change of Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or employed outside of the United States. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or board of directors of a Subsidiary or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3     Delegation of Authority. The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) or such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or is a covered employee under Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

3.4     Upon approval of the Plan by the Company’s shareholders, the Committee may select and appoint a recognized and reputable share management provider (the “Plan Manager”) with the capability of providing technical support for the electronic administration of the Plan on behalf of the Committee and the Participants. The Plan Manager shall be capable of supporting the Plan through a web-based portal accessible by the Committee and Participants for the issuance and acceptance of Award Agreements, trading support and planning and such other matters that the Committee shall deem appropriate.

4.       Shares Subject to the Plan.

4.1     Number of Shares Reserved. Subject to adjustment as provided in Section 4.5 hereof, the total number of Shares of Common Stock that are reserved for issuance under the Plan (the “Share Reserve”) shall equal 5,262,461 shares of Common Stock, representing five percent (5%) of the Common Stock outstanding as of July 24, 2017. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share; provided, however, that Awards that are required to be paid in cash pursuant to their terms shall not reduce the Share Reserve. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

4.2     Share Replenishment. To the extent that an Award granted under this Plan is canceled, expired, forfeited, surrendered, settled by delivery of fewer shares of Common Stock than the number underlying the Award, as applicable, or otherwise terminated without delivery of the shares of Common Stock or payment of consideration to the Participant under the Plan, the shares of Common Stock retained by or returned to the Company will (i) not be deemed to have been delivered under the Plan, as applicable, (ii) be available for future Awards under the Plan, and (iii) increase the Share Reserve by one share for each share that is retained by or returned to the Company. Notwithstanding the foregoing, shares of Common Stock that are (a) withheld from an Award in payment of the exercise, base or purchase price or taxes relating to such an Award or (b) not issued or delivered as a result of the net settlement of an outstanding Stock Option or Stock Appreciation Right under the Plan, as applicable, will be deemed to have been delivered under the Plan and will not be available for future Awards under the Plan.

4.3     Awards Granted to Eligible Persons Other Than Non-Employee Directors. For purposes of complying with the requirements of Section 162(m) of the Code, the maximum number of shares of Common Stock that may be subject to (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards that vest in full or in part based on the attainment of Performance Goals, and (iv) Restricted Stock Units that vest in full or in part based on the attainment of Performance Goals, that are granted to any Eligible Person other than a Non-Employee Director during any calendar year shall be limited to 200,000 shares of Common Stock for each such Award type individually (subject to adjustment as provided in Section 4.5 hereof).

4.4     Awards Granted to Non-Employee Directors. No Non-Employee Director may be granted, during any calendar year, Awards having a fair value (determined on the date of grant) that exceeds $300,000 when added to all cash compensation paid to the Non-Employee Director during the same calendar year.

4.5     Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock provided in Sections 4.1, 4.3 and 4.4 hereof, (ii) the number and kind of shares of Common Stock, units or other rights subject to then outstanding Awards, (iii) the exercise, base or purchase price for each share or unit or other right subject to then outstanding Awards, (iv) the maximum amount that may become payable to a Participant under Cash Performance Awards provided in Section 10.1 hereof, (v) other value determinations applicable to the Plan and/or outstanding Awards, and (vi) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code, unless otherwise determined by the Committee.

5.        Eligibility and Awards.

5.1     Designation of Participants. Any Eligible Person may be selected by the Committee to receive an Award and become a Participant. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to such Participant in any other year.

5.2     Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

5.3     Award Agreements. Each Award granted to an Eligible Person shall be represented by an Award Agreement. The terms of all Awards under the Plan, as determined by the Committee, will be set forth in each individual Award Agreements as described in Section 15.2 hereof.

6.         Stock Options.

6.1     Grant of Stock Options. A Stock Option may be granted to any Eligible Person selected by the Committee, except that an Incentive Stock Option may only be granted to an Eligible Person satisfying the conditions of Section 6.7(a) hereof. Each Stock Option shall be designated on the Date of Grant, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. All Stock Options granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A of the Code, to the extent applicable.

6.2     Exercise Price. The exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant. The Committee may in its discretion specify an exercise price per share that is higher than the Fair Market Value of a share of Common Stock on the Date of Grant.

6.3     Vesting of Stock Options. The Committee shall, in its discretion, prescribe in an award agreement the time or times at which or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) designed to meet the requirements for exemption under Section 162(m) of the Code and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Stock Option are not satisfied, the Award shall be forfeited.

6.4     Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Subject to Section 409A of the Code and the provisions of this Section 6, the Committee may extend at any time the period in which a Stock Option may be exercised.

6.5     Stock Option Exercise; Tax Withholding. Subject to such terms and conditions as specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax. Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Committee, or, (ii) to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee and set forth in the Award Agreement. In accordance with Section 15.11 hereof, and in addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.6     Limited Transferability of Nonqualified Stock Options. All Stock Options shall be nontransferable except (i) upon the Participant's death, in accordance with Section 15.3 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act), or as otherwise permitted by the Committee, in each case as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 15.3 hereof.

6.7     Additional Rules for Incentive Stock Options.

(a)     Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation Section 1.421-1(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b)     Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Stock Options into account in the order in which granted. Any Stock Option grant that exceeds such limit shall be treated as a non-qualified stock option.

(c)     Additional Limitations. In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the Date of Grant and the maximum term shall be five (5) years.

(d)     Termination of Service. An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than (i) three (3) months following termination of Service of the Participant with the Company and all Subsidiaries (other than as set forth in clause (ii) of this Section 6.7(d)) or (ii) one year following termination of Service of the Participant with the Company and all Subsidiaries due to death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e)     Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. A Stock Option that is granted as an Incentive Stock Option shall, to the extent it fails to qualify as an “incentive stock option” under the Code, be treated as a Nonqualified Stock Option. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(f)     Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.8     Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.5 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan or otherwise approve any modification to such a Stock Option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed.

6.9     Dividend Equivalent Rights. Dividends shall not be paid with respect to Stock Options. Dividend equivalent rights may be granted with respect to the shares of Common Stock subject to Stock Options to the extent permitted by the Committee and set forth in the Award Agreement.

6.10     No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Option until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

7.         Stock Appreciation Rights.

7.1     Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be non- transferable, except as provided in Section 15.3 hereof. All Stock Appreciation Rights granted under the Plan are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code, to the extent applicable.

7.2     Stand-Alone and Tandem Stock Appreciation Rights. A Stock Appreciation Right may be granted without any related Stock Option, or may be granted in tandem with a Stock Option, either on the Date of Grant or at any time thereafter during the term of the Stock Option. The Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) designed to meet the requirements for exemption under Section 162(m) of the Code and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided, however, that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. The Committee may provide that a Stock Appreciation Right will cease to be exercisable upon or at the end of a period following a termination of Service for any reason. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its discretion; provided, however, that the base price per share of any such stand-alone Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.

7.3     Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

7.4     Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.5 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Appreciation Right when the base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan or otherwise approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed.

7.5     Dividend Equivalent Rights. Dividends shall not be paid with respect to Stock Appreciation Rights. Dividend equivalent rights may be granted with respect to the shares of Common Stock subject to Stock Appreciation Rights to the extent permitted by the Committee and set forth in the Award Agreement.

8.         Restricted Stock Awards.

8.1     Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2     Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) designed to meet the requirements for exemption under Section 162(m) of the Code and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied or, if applicable, the Performance Goal(s) with respect to such Restricted Stock Award are not attained, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

8.3     Transfer Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 15.3 hereof. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates (if any) or book entries representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates (if any) or book entries representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder or transfer agent until all restrictions are removed or have expired.

8.4     Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally, at the times of vesting or other payment of the Restricted Stock Award or otherwise; provided that, dividends and other distributions made with respect to a Restricted Stock Award that is subject to performance-based vesting shall not be paid until, and only to the extent that the Award vests.

8.5     Section 83(b) Election. If a Participant makes an election pursuant to

Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.       Restricted Stock Units.

9.1     Grant of Restricted Stock Units. A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee. The value of each Restricted Stock Unit is equal to the Fair Market Value of a share of Common Stock on the applicable date or time period of determination, as specified by the Committee. Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine. In addition, a Restricted Stock Unit may be designated as a “Performance Stock Unit”, the vesting requirements of which may be based, in whole or in part, on the attainment of pre-established business and/or individual Performance Goal(s) over a specified performance period designed to meet the requirements for exemption under Section 162(m) of the Code, or otherwise, as approved by the Committee in its discretion. Restricted Stock Units shall be non-transferable, except as provided in Section 15.3 hereof.

9.2     Vesting of Restricted Stock Units. The Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Committee (including Performance Goal(s)) designed to meet the requirements for exemption under Section 162(m) of the Code and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Restricted Stock Unit Award are not satisfied, the Award shall be forfeited.

9.3     Payment of Restricted Stock Units. Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of a share of Common Stock, determined on such date or over such time period as determined by the Committee.

9.4     Dividend Equivalent Rights. Restricted Stock Units may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Restricted Stock Units or may be accumulated in cash, as determined by the Committee in its discretion. Any payments made pursuant to dividend equivalent rights will be paid at such times as determined by the Committee in its discretion (including without limitation at the times paid to stockholders generally or at the times of vesting or payment of the Restricted Stock Unit); provided that, dividends and other distributions made with respect to a Restricted Stock Unit that is subject to performance-based vesting shall not be paid until, and only to the extent that, the Award vests. Dividend equivalent rights may be subject to forfeiture under the same conditions as apply to the underlying Restricted Stock Units.

9.5     No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10.        Cash Performance Awards and Performance Criteria.

10.1     Grant of Cash Performance Awards. A Cash Performance Award may be granted to any Eligible Person selected by the Committee. The maximum amount that may become payable to any one Participant during any one calendar year under all Cash Performance Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code is limited to $300,000. Each Cash Performance Award shall be evidenced by an Award Agreement that shall specify the performance period and such other terms and conditions as the Committee, in its discretion, shall determine. The Committee may accelerate the vesting of a Cash Performance Award upon a Change of Control or termination of Service as set forth in the Award Agreement. Cash Performance Awards shall be non-transferable, except as provided in Section 15.3 hereof.

10.2     Setting Goals. Payment amounts may be based on the attainment of specified levels of the Performance Goals, including, if applicable, specified threshold, target and maximum performance levels, and performance falling between such levels. The requirements for payment may be also based upon the continued Service of the Participant with the Company or a Subsidiary during the respective performance period and on such other conditions as determined by the Committee and set forth in the Award Agreement. With respect to Cash Performance Awards, Performance Stock Units and other Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, before the 90th day of the applicable performance period (or, if the performance period is less than one year, no later than the number of days which is equal to 25% of such performance period), the Committee will determine the duration of the performance period, the Performance Criteria, the applicable Performance Goals relating to the Performance Criteria, and the amount and terms of payment and/or vesting upon achievement of the Performance Goals.

10.3     Performance Criteria. For purposes of Cash Performance Awards, Performance Stock Units and other Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Performance Criteria shall be one or any combination of the following, on an absolute or adjusted basis, for the Company or any identified Subsidiary or business unit, as determined by the Committee at the time of the Award: (i) net earnings; (ii) earnings per share; (iii) net debt; (iv) revenue or sales growth; (v) net or operating income; (vi) net operating profit; (vii) return measures (including, but not limited to, return on assets, capital, equity or sales); (viii) cash flow (including, but not limited to, operating cash flow, distributable cash flow and free cash flow); (ix) earnings before or after taxes, interest, depreciation, amortization and/or rent; (x) share price (including, but not limited to growth measures and total stockholder return); (xi) expense control or loss management; (xii) market share; (xiii) economic value added; (xiv) working capital; (xv) the formation of joint ventures or the completion of other corporate transactions; (xvi) gross or net profit margins; (xvii) revenue mix; (xviii) operating efficiency; (xix) product diversification; (xx) market penetration; (xxi) measurable achievement in quality, technology, operation or compliance initiatives; (xxii) quarterly dividends or distributions; (xxiii) employee retention or turnover; (xxiv) operating income before depreciation, amortization and certain additional adjustments to operating income permitted under our senior secured credit facilities; (xxv) financial rating, (xxvi) engineering milestones, (xxvii) construction milestones, (xxviii) regulatory milestones, (xxix) execution of key project agreements and leases (xxx) receipt of permits and compliance with approvals, (xxxi) receipt of a commitment of financing or refinancing, (xxxii) closing of financing or refinancing, (xxxiii) taking of a final investment decision by the Company’s Board, (xxiv) execution of commercial agreements, (xxxv) cost optimization milestones, (xxxvi) achievement of safety milestones during construction, and/or (xxxvii) first gas, first liquefied natural gas (“LNG”), first cargo or other goals related to the start-up and commissioning of Rio Grande LNG and Rio Bravo pipeline, (xxxviii) achievement of production targets, (xxxix) fuel-gas usage, (xxxx) operating costs, and/or (xxxxi) risk management goals, and/or (xxxxii) any combination of or a specified increase or decrease, as applicable, in any of the foregoing. Each of the Performance Criteria shall be applied and interpreted in accordance with an objective formula or standard established by the Committee at the time the applicable Award is granted including, without limitation, GAAP (or adjusted GAAP, as applicable), consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof. The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market or other index.

10.4     Performance Goals. For purposes of Cash Performance Awards, Performance Stock Units and other Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the “Performance Goals” shall be the levels of achievement relating to the Performance Criteria selected by the Committee for the Award. The Performance Goals shall be written and shall be expressed as an objective formula or standard that precludes discretion to increase the amount of compensation payable that would otherwise be due upon attainment of the goal. The Performance Goals may be applied on an absolute basis or relative to an identified index, peer group, or one or more competitors or other companies (including particular business segments or divisions of such companies), as specified by the Committee. The Performance Goals need not be the same for all Participants.

10.5     Adjustments. At the time that an Award is granted, the Committee may provide for the Performance Goals or the manner in which performance will be measured against the Performance Goals to be adjusted in such objective manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgements, settlements, and the cumulative effects of accounting or tax law changes. In addition, to the extent not inconsistent with Section 162(m) of the Code, with respect to a Participant hired or promoted following the beginning of a performance period, the Committee may determine to prorate the Performance Goals and/or the amount of any payment in respect of such Participant’s Cash Performance Awards for the partial performance period.

10.6     Negative Discretion. Notwithstanding anything else contained in the Plan to the contrary, in accordance with Section 162(m) of the Code, the Committee shall, to the extent provided in an Award Agreement, have the right, in its discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under an Award granted under this Section 10 and (ii) to establish rules or procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award granted under this Section 10. The Committee may exercise such discretion in a non- uniform manner among Participants. The Committee shall not have discretion to increase the amount that otherwise would be payable to any Participant under a Cash Performance Award, Performance Stock Unit or other Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

10.7     Certification. Following the conclusion of the performance period of a Cash Performance Award, Performance Stock Unit or other Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify in writing whether the Performance Goals for that performance period have been achieved, or certify the degree of achievement, if applicable.

10.8     Payment. Upon certification of the Performance Goals for a Cash Performance Award, Performance Stock Unit or other Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall determine the level of vesting or amount of payment to the Participant pursuant to the Award, if any. Notwithstanding the foregoing, Cash Performance Awards may be paid, at the discretion of the Committee, in any combination of cash or shares of Common Stock, based upon the Fair Market Value of such shares at the time of payment.

11.        Stock Awards.

11.1     Grant of Stock Awards. A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award may be granted for past Services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee. The Committee shall determine the terms and conditions of such Awards. In addition, the Committee may, in connection with any Stock Award, require the payment of a specified purchase price.

11.2     Rights as Stockholder. Subject to the foregoing provisions of this Section 11 and the applicable Award Agreement, upon the issuance of shares of Common Stock under a Stock Award the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

12.        Change of Control.

12.1     Effect on Awards. Upon the occurrence of a Change of Control, unless otherwise provided in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards); (c) acceleration of exercisability, vesting and/or payment under outstanding Awards immediately prior to the occurrence of such event or upon a termination of Service following such event; (d) upon written notice, provide that any outstanding Stock Options and Stock Appreciation Rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Stock Options and Stock Appreciation Rights shall terminate to the extent not so exercised within the relevant period; and (e) cancel all or any portion of outstanding Awards for fair value (in the form of cash, shares of Common Stock, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, however, that, in the case of Stock Options and Stock Appreciation Rights, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change of Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if no such excess, zero; provided, further, that in the case of Stock Options and Stock Appreciation Rights, if the aggregate exercise or base price, as applicable, equals or exceeds the value or amount of the consideration to be paid in the Change of Control transaction to holders of shares of Common Stock (or if no such consideration is paid, Fair Market Value of the shares of Common Stock), such Stock Options and Stock Appreciation Rights shall be terminated and cancelled in all respects and no payment shall be due in respect thereof; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of Shares in connection with the Change of Control.

12.2     Definition of Change of Control. Unless otherwise defined in an Award Agreement, “Change of Control” shall mean the occurrence of one or more of the following events:

(a)     Any Person, excluding any Excluded Persons or any person that is the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power on the Effective Date, becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company, or any of its Subsidiaries.

(b)     The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

(c)     Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no Person (excluding any Successor Entity, any Excluded Person, any person that is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power on the Effective Date or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change of Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.

13.        Forfeiture Events.

13.1     General. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of Service for Cause, violation of material Company policies, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company.

13.2     Termination for Cause.

(a)     Treatment of Awards. Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Subsidiary shall be terminated for Cause or (ii) after termination of Service for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act which would have warranted termination of Service for Cause or (2) after termination, the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment, as provided in Section 13.3 below. Whether a Participant has been terminated for Cause shall be determined by the Committee in its sole discretion with respect to Section 16 insiders and with respect to all other Participants, by the Company’s Chief Executive Officer in consultation with the Company’s President, who shall also determine the date upon which such termination for Cause occurs, whether the Participant engaged an act which would have warranted termination of Service for Cause or engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary. Any such determination shall be final, conclusive and binding upon all Persons. In addition, if the Committee shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, the Committee may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Committee of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 13.2.

(b)     Definition of Cause. Unless otherwise defined in an Award Agreement, as used in this Plan, the term “Cause” shall mean: (i) the Participant has committed a deliberate act against the interests of the Company including, without limitation: an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to the Company’s business; or (ii) the commission by a Participant of, or the plea of nolo contendere by such Participant with respect to, a felony or a crime involving moral turpitude; or (iii) the Participant has failed to perform or neglected the material duties incident to his employment or other engagement with the Company on a regular basis, and such refusal or failure shall have continued for a period of twenty (20) days after written notice to the Participant specifying such refusal or failure in reasonable detail; or (iv) the Participant has been chronically absent from work (excluding vacations, illnesses, Disability or leaves of absence approved by the Board); or (v) the Participant has refused, after explicit written notice, to obey any lawful resolution of or direction by the Board which is consistent with the duties incident to his employment or other engagement with the Company and such refusal continues for more than twenty (20) days after written notice is given to the Participant specifying such refusal in reasonable detail; or (vi) the Participant has breached any of the material terms contained in any employment agreement, non-competition agreement, confidentiality agreement, restrictive covenants agreement or similar type of agreement to which such Participant is a party; or (vii) the Participant’s misappropriation of the Company’s or any of its Subsidiary’s assets or business opportunities; or (viii) the Participant has engaged in (x) the unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or (y) habitual drunkenness on the Company’s premises or while representing the Company to third parties.

Any voluntary termination of Service or other engagement by the Participant in anticipation of an involuntary termination of the Participant’s Service for Cause shall be deemed to be a termination for “Cause.” Notwithstanding the foregoing, in the event that a Participant is party to an employment, severance or similar agreement with the Company or any of its affiliates and such agreement contains a definition of “Cause,” the definition of “Cause” set forth above shall be deemed replaced and superseded, with respect to such Participant, by the definition of “Cause” used in such employment, severance or similar agreement

13.3     Right of Recapture.

(a)     General. If at any time within one (1) year (or such longer time specified in an Award Agreement or other agreement with a Participant or policy applicable to the Participant) after the date on which a Participant exercises a Stock Option or Stock Appreciation Right or on which a Stock Award, Restricted Stock Award or Restricted Stock Unit vests or becomes payable or on which a Cash Performance Award is paid to a Participant, or on which income otherwise is realized by a Participant in connection with an Award, (i) a Participant’s Service is terminated for Cause, (ii) the Committee determines in its discretion that the Participant is subject to any recoupment of benefits pursuant to any law, regulation, stock exchange requirement or the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time, or (iii) after a Participant’s Service terminates for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act or omission which would have warranted termination of the Participant’s Service for Cause or (2) after a Participant’s termination of Service, the Participant engaged in conduct that materially violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, then, at the sole discretion of the Committee, any gain realized by the Participant from the exercise, vesting, payment or other realization of income by the Participant in connection with an Award, shall be paid by the Participant to the Company upon notice from the Company, subject to applicable law. Such gain shall be determined as of the date or dates on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. To the extent not otherwise prohibited by law, the Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement).

(b)     Accounting Restatement. If a Participant receives compensation pursuant to an Award under the Plan (whether a Stock Option, Cash Performance Award or otherwise) based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the Participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement, in accordance with (i) the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed (the “Policy”). By accepting an Award hereunder, the Participant acknowledges and agrees that the Policy, whenever adopted, shall apply to such Award, and all incentive-based compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of the Policy.

14.       Transfer, Leave of Absence, Etc. For purposes of the Plan, except as otherwise determined by the Committee, the following events shall not be deemed a termination of Service:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (b) an approved leave of absence for military service or sickness, a leave of absence where the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted, a leave of absence for any other purpose approved by the Company or if the Committee otherwise so provides in writing.

15.       General Provisions.

15.1     Status of Plan. The Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Common Stock or make payments with respect to Awards.

15.2     Award Agreement. An Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or Restricted Stock Units subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement also may set forth the effect on an Award of a Change of Control and/or a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time. In the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail.

15.3     No Assignment or Transfer; Beneficiaries. Except as provided in Section 6.6 hereof or as otherwise determined by the Committee, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as determined under the Company 401(k) Retirement Plan or other applicable retirement or pension plan (the “Retirement Plan”). In lieu of such determination, a Participant may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of the Participant’s death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant’s lifetime. In the absence of a valid designation under the Retirement Plan or as provided above, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving the benefits under an Award, the Participant’s beneficiary shall be the legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

15.4     Deferrals of Payment. The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award; provided, however, that such discretion shall not apply in the case of a Stock Option or Stock Appreciation Right. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

15.5     No Right to Employment or Continued Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or a Participant for any reason or no reason at any time.

15.6     Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.5 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights. The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate. The Committee may require that the stock certificates (if any) be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions or should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

15.7     Trading Policy and Other Restrictions. Transactions involving Awards under the Plan shall be subject to the Company’s Insider Trading Policy and other restrictions, terms and conditions, to the extent established by the Committee or by applicable law, including any other applicable policies set by the Committee, from time to time.

15.8     Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements; provided, however, that no such action shall materially and adversely affect any outstanding Award without the consent of the affected Participant. No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months plus one (1) day following the date of the Participant’s termination of Service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A). In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

15.9     Securities Law Compliance. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action that the Company determines is necessary or advisable to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired solely for investment purposes and without any current intention to sell or distribute such shares.

15.10     Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any such substitute awards shall not reduce the Share Reserve; provided, however, that such treatment is permitted by applicable law and the listing requirements of the NASDAQ or other exchange or securities market on which the Common Stock is listed.

15.11     Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value equal to the minimum statutory tax or as otherwise specified in an Award Agreement, or similar charge required to be paid or withheld.

15.12     Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of shares of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

15.13     Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.14     Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

15.15     Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.16     Governing Law; Arbitration; Jurisdiction. The Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable federal laws. Except for an action related to a restrictive covenant provided in an Award Agreement, if applicable, any dispute or controversy arising under or in connection with the Plan or any Award Agreement shall be settled exclusively by arbitration, conducted before a single arbitrator in Houston, Texas in accordance with the Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association then in effect. The decision of the arbitrator will be final and binding upon the parties hereto. The arbitration proceeding shall be confidential, except that judgment may be entered on the arbitrator’s award in any court having jurisdiction. Any action to enforce any restrictive covenant provided in any Award Agreement shall be brought in a court in the State of Delaware located in Kent County or, if subject matter jurisdiction exists, in the U.S. District Court for the District of Delaware. The Company and any Participant consent to the jurisdiction of such courts and to the service of process in any manner provided by applicable Delaware or federal law. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such court and any claim that such suit, action, or proceeding brought in such court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentences shall be deemed in every respect effective and valid personal service of process upon such party.

15.17     No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.18     No Guarantees Regarding Tax Treatment. Neither the Company nor the Committee make any guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. A Participant is solely responsible for obtaining, or failing to obtain, his or her own tax advice with regard to participation in the Plan prior to the Participant’s

(i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the time of distributions under the Plan, (iii) the making of any elections applicable to the Participant in connection with any Award under the Plan, including, without limitation, an election under Section 83(b) of the Code, or (iv) disposing of any Common Stock issued under the Plan. Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor the Committee shall have any liability to a person with respect thereto.

15.19     Data Protection. By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, its Subsidiaries and any third party administrators of any data of a professional or personal nature for the purposes of administering the Plan.

15.20     Awards to Non-U.S. Participants. To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or affiliates operates or has employees, Non-Employee Directors or consultants, the Committee, in its sole discretion, shall have the power and authority to (i) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws, (ii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals and (iii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 15.20 by the Committee shall be attached to this Plan document as appendices.

16.       Term; Amendment and Termination; Stockholder Approval.

16.1     Term. The Plan shall be effective as of the date of its approval by the stockholders of the Company (the “Effective Date”). Subject to Section 16.2 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

16.2     Amendment and Termination. The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided, however, that no amendment, modification, suspension or termination of the Plan shall materially and adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award. The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code or for any other purpose, and shall seek such approval to the extent it deems necessary in its discretion to comply with applicable law or listing requirements of the NASDAQ or other exchange or securities market. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable in its discretion to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

16.3     Re-Approval of Performance Criteria. At the discretion of the Board, for purposes of compliance with Section 162(m) of the Code, the Company may seek approval by the Company’s stockholders of the Performance Criteria (or other designated performance goals) and such other provisions as determined by the Board no later than the annual general meeting of stockholders in the fifth year following the year in which the Plan was approved by the stockholders of the Company.

ANNUAL MEETING OF NEXTDECADE CORPORATION

Date: June 15, 2020
Time: 9:00 A.M. (Central Daylight Time)
Place: Annual Meeting to be held live via the Internet – please visit www.proxydocs.com/NEXT to register to attend the meeting.

Please make your marks like this: ☒ **Use dark black pencil or pen only.**

The Board of Directors Recommends you Vote **FOR** each of the director nominees listed in Proposal 1 and **FOR** each of Proposal 2 and 3:

	For All			
Proposal 1 – Election of Directors	☐			
	For		Withhold	
1.01 – Khalifa Abdulla Al Romaithi – Class B Director	☐		☐	
1.02 – Frank Chapman – Class B Director	☐		☐	
1.03 – Brain Belke – Class C Director	☐		☐	
1.04 – Thanasi Skafidas – Class C Director	☐		☐	
1.05 – L. Spencer Wells – Class C Director	☐		☐	
	For	Against	Abstain	Directors Recommend ↓
Proposal 2: To amend the Company's 2017 Omnibus Incentive Plan to increase the amount of awards thereunder that can be granted to the Company's non-employee directors in any calendar year.	☐	☐	☐	For
Proposal 3: To ratify the reappointment of Grant Thornton LLP as the Company's independent registered public accountants and auditors for the fiscal year ending December 31, 2020.	☐	☐	☐	For

In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

TO ATTEND the Annual Meeting of NextDecade Corporation, please visit www.proxydocs.com/NEXT for virtual registration details.

Signature should agree with name printed hereon. If shares of Company common stock and/or preferred stock are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

____________________ ____________________

____________________ ____________________

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope. ←

Annual Meeting of NextDecade Corporation to be held on June 15, 2020 for Holders as of April 29, 2020

This proxy is being solicited on behalf of the Board of Directors

INTERNET

Go To:
www.proxypush.com/NEXT
- Cast your vote online.
- View Meeting Documents

OR

TELEPHONE

Call **866-892-1461**
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Matthew K. Schatzman and Krysta De Lima, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NextDecade Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SET FORTH UNDER PROPOSAL 1 AND "FOR" EACH OF PROPOSAL 2 AND PROPOSAL 3.

PROXY TABULATOR FOR

NEXTDECADE CORPORATION
P.O.BOX 8016
CARY, NC 27512-9903

Copyright © 2018 Mediant Communications, Inc. All Rights Reserved

Proxy — NextDecade Corporation
Annual Meeting of Stockholders
June 15, 2020, 9:00 a.m. (Central Daylight Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Matthew K. Schatzman and Krysta De Lima (the "Named Proxies") and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock and/or preferred stock of NextDecade Corporation, a Delaware corporation ("the Company"), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held, on June 15, 2020 at 9:00 a.m. (Central Daylight Time) and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:

In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors of the Company recommends a vote "FOR" the election of the nominees listed on the reverse side for the Board of Directors and "FOR" each of Proposal 2 and Proposal 3.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" the election of the nominees listed on the reverse side for the Board of Directors and "FOR" each of Proposal 2 and Proposal 3. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

→ Please separate carefully at the perforation and return just this portion in the envelope. →